Exhibit 10.2

Recording Requested by and

When Recorded Mail to:

MEISTER SEELIG & FEIN LLP
125 Park Avenue, 7th Floor
New York, New York 10017
Attention:  Jesse H. Young, Esq.

(Space above this line for Recorder’s use)

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

This DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (the “Security Instrument”) is made and entered into on the 8th day of January, 2020 by 6565 E EVANS AVE LLC, a Colorado limited liability company, having an address 6565 East Evans Avenue, Denver, Colorado 80224 and a Colorado Organizational Identification Number of 20141617125, as trustor (the “Borrower”), to Denver County Public Trustee having an address at 201 W. Colfax Ave., Denver, Colorado 80202 (“Trustee”), for the benefit of W FINANCIAL REIT, LTD., a Delaware corporation, having an address at 60 Cuttermill Road, Suite 601, Great Neck, New York 11021, as beneficiary (together with its successors and assigns, “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower is the lawful owner of the fee estate in certain real property known as 6565 East Evans Avenue, Denver, Colorado, as more particularly described on Exhibit A attached hereto (the “Premises” and sometimes referred to herein as the “Land”);

WHEREAS, Borrower, by its Deed of Trust Note of even date herewith given to Lender, is indebted to Lender in the principal sum of NINE HUNDRED SEVENTY FIVE THOUSAND AND 00/100 DOLLARS ($975,000.00) (together with all extensions, renewals, modifications, substitutions and amendments thereof, shall be referred to as the “Note”), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note; and

WHEREAS, Borrower has this date borrowed $975,000.00 from Lender (the “Loan”) and is granting this Security Instrument as security therefor as a first priority lien against the Premises.

THE GRANTING CLAUSE:

NOW, THEREFORE, in consideration of the premises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BORROWER HAS GRANTED, BARGAINED, SOLD, AND CONVEYED, and by these presents does GRANT, BARGAIN, SELL, AND CONVEY TO TRUSTEE THE FOLLOWING PROPERTY, WITH POWER OF SALE AND RIGHT OF ENTRY, FOR THE BENEFIT OF LENDER, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, WITH POWER OF SALE, SUBJECT HOWEVER TO THE PERMITTED EXCEPTIONS (DEFINED BELOW IN SECTION 2.01 TO HAVE AND TO HOLD UNTO TRUSTEE, ITS SUCCESSORS IN TRUST (collectively, the “Property”):

(a)

the Land;

(b)

all additional lands and estates hereafter acquired by Borrower for use in connection with the Premises and all lands and estates that may, from time to time, by supplemental Security Instrument or additional agreement be made subject to the lien of this Security Instrument;

(c)

any improvements, structures and buildings and any alterations thereto or replacements thereof, now or hereafter erected upon the Premises, all fixtures, fittings, appliances, apparatus, equipment, machinery, material and replacements thereof (other than those articles of personal property owned by tenants under the Leases (as defined in clause (d) below) now or at any time hereafter affixed to, attached to, placed upon or used in any way in connection with the complete and comfortable use, enjoyment, occupancy or operation of the Land or such improvements, and any and all structures or buildings, including but not limited to furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, wash-tubs, sinks, gas and electric fixtures, stoves, ranges, ovens, disposals, dishwashers, hood and fan combinations, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, kitchen equipment, laundry equipment, plants and shrubbery and all other equipment and machinery, appliances, fittings and fixtures of every nature whatsoever now or hereafter owned or acquired by Borrower and located in or on, or attached to, and used or intended to be used in connection with or with the operation of, the Premises, buildings, structures or other improvements, or in connection with any construction being conducted or which may be conducted thereon, and owned by Borrower, and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to any of the foregoing, and all of the right, title and interest of Borrower in and to any such personal property or fixtures subject to any lien, security interest or claim, which, to the fullest extent permitted by law, shall be conclusively deemed fixtures and a part of the real property encumbered hereby (collectively, the “Improvements”);

(d)

all leases and all other occupancy agreements (written or oral), by concession, license or otherwise (including any guarantees or sureties of any of the foregoing), of the Property, or any part thereof, now existing or hereafter entered into between Borrower (or any predecessor in interest as owner of the Property or otherwise) and tenants of Borrower (or such predecessor in interest), and all right, title and interest of Borrower therein and thereunder, including cash, securities, letters of credit or other security deposited thereunder to secure performance by the tenants under the Leases of their obligations thereunder and any proof of claim in any bankruptcy proceeding instituted by or against any such tenant or guarantor and the right to enforce, whether by action at law or in equity or by other means, all provisions, covenants and agreements thereof (hereinafter collectively referred to as the “Leases”);

(e)

all furniture, furnishings, equipment and other articles of personal property owned by Borrower, together with all replacements and renewals thereof, other than those articles of trade fixtures and other personal property owned by tenants under the Leases, now or at any time hereafter placed upon, located in or used in any way in connection with the complete and comfortable use, enjoyment, occupancy and operation of the Property (hereinafter collectively referred to as the “Furniture, Furnishings and Equipment”);

(f)

Borrower’s interest in all agreements, contracts, certificates, instruments and other documents, now or hereafter entered into, pertaining to the construction, operation or management of any structure or building now or hereafter erected on the Land or to the sale of any direct or indirect interest in the Property, including, without limitation, any purchase money security interest or security agreement securing the payment of any portion of the purchase price due to Borrower for such interest, and all right, title and interest of Borrower therein and thereunder, including the right upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

(g)

Borrower’s interest in the franchises, permits, licenses and rights therein and thereto respecting the use, occupation and operation of the Property and any part thereof and respecting any business or activity conducted on the Property and any part thereof, including to the extent permitted by law the name or names, if any, now or hereafter used for the Improvements, and the good will associated therewith;

(h)

Borrower’s interest in all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever, in any way belonging, relating or appertaining to any of the Property described in the preceding clauses (a) through (g), or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower;

(i)

Borrower’s interest in all claims and causes of action relating directly or indirectly to the Property (including, without limitation, tax appeals and tax and other refunds), whether such claims or causes of action arise in Borrower’s name or such claims or causes of action are acquired by Borrower, directly or indirectly, by subrogation or otherwise;

(j)

Borrower’s interest in all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the Property described in the preceding clauses (a) through (i) (including, without limitation, insurance proceeds and proceeds from governmental or charitable grants or loans including without limitation grants or loans from the Federal Emergency Management Agency or any other federal, state or local agency or instrumentality or any charitable organization);

(k)

all rents, income and other benefits to which the Borrower may now or hereafter be entitled from the Property described in the preceding clauses (a) through (j), to be applied against the indebtedness and other sums secured hereby; provided, however, that permission is hereby given to the Borrower, so long as no Event of Default has occurred and is then continuing hereunder, to collect and use such rents, income and other benefits as they become due and payable, but not in advance thereof;

(l)

all air rights and unused development rights (including, without limitation, rights (whether or not transferable to other parties) to restrict the use of the Property);

(m)

the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Property, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Property;

(n)

subject to the terms and conditions hereof, all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(o)

subject to the terms and conditions hereof, all proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

(p)

the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(q)

all title insurance policies, management, franchise and service agreements, accounts, occupancy permits and licenses, building and other permits, governmental approvals, licenses, agreements with utilities companies, water and sewer capacity reservation agreements, bonds, governmental applications and proceedings, feasibility studies, maintenance and service contracts, marketing agreements, development agreements, surveys, engineering work, architectural plans and engineering plans, site plans, landscaping plans, engineering contracts, and all other consents, approvals and agreements which Borrower may now or hereafter own in connection with the Property and/or improvements constructed thereon, and all deposits, down payments and profits paid or deposited thereunder, now existing or hereafter obtained by or on behalf of Borrower; and

(r)

the proceeds of any loan secured by any interest in the Property described in the preceding sections (a) through (q).

AND, without limiting any of the other provisions of this Security Instrument, Borrower expressly grants to Trustee for the benefit of Lender, as secured party, a security interest in all of those portions of the Property which are or may be subject to the provisions of the Uniform Commercial Codes of the state in which the Property is located and of the state in which Borrower was organized, applicable to secured transactions;

to secure payment to Lender of the Indebtedness at the time and in the manner provided for in the Note; PROVIDED, HOWEVER, that if Borrower shall pay (or cause to be paid) the Indebtedness as and when the same shall become due and payable and shall perform and discharge (or cause to be performed and discharged) the Obligations on or before the date same are to be performed and discharged, then the liens, security interests, estates and rights granted by this Security Instrument shall terminate, otherwise same shall remain in full force and effect.

AND Borrower further covenants and agrees with Trustee and Lender as follows:

Reference is made to Article 7 of this Security Instrument for the definition of certain terms used herein.

ARTICLE 1

THE NOTE; THE GUARANTY; DISBURSEMENT OF LOAN PROCEEDS

 1.01

Payment of the Note.  Borrower shall (a) pay when due the Indebtedness; and (b) duly and punctually perform and observe all of the terms, provisions, conditions, covenants and agreements on Borrower’s part to be performed or observed as provided in the Note, this Security Instrument and the other Loan Documents. All sums payable by Borrower hereunder shall be paid without demand, counterclaim, offset, deduction or defense. As of the date hereof, Borrower waives all rights now or hereafter conferred by statute or otherwise to any such demand, setoff or deduction.

 1.02

Guaranty.  Steven Gutterman and Michael Feinsod, each an individual, and General Cannibis Corp., a ____________ corporation (collectively, the “Guarantor”), have delivered to Lender simultaneously with the execution and delivery of this Security Instrument, a guaranty of payment and performance (the “Guaranty”) of Borrower’s obligations under the Note and other Loan Documents (collectively, the “Obligations”), duly executed by Guarantor.

 1.03

Disbursement of Loan Proceeds.  The proceeds of the loan secured hereby will be disbursed by Lender, upon the execution and delivery of the Note, Guaranty, this Security Instrument and the other Loan Documents,  as directed by the Borrower and to pay the necessary expenses incidental to such transaction and the perfection of the lien hereof, including recording costs, documentary and intangible taxes, title insurance premiums and Lender’s and Borrower’s counsels’ fees and disbursements, all in accordance with the terms and conditions of this Security Instrument and of the term sheet (the “Term Sheet”) issued by Lender to Borrower in connection with the Loan, as the Term Sheet may be amended herein or in other instruments executed contemporaneously herewith.

ARTICLE 2

OWNERSHIP, CONDITION, ETC., OF PROPERTY

 2.01

Representations, Covenants and Warranties as to Title to Property, etc.  Borrower represents, covenants and warrants that as of the date hereof and at all times thereafter during the term hereof:  (a)  Borrower is and shall be seized of an indefeasible estate in fee simple in, and has and shall have good, marketable and absolute title to, the Property, and has good right, full power and lawful authority to grant and pledge the same as provided herein and Trustee and Lender may at all times peaceably and quietly enter upon, hold, occupy and enjoy the Property in accordance with the terms hereof; the Property is and shall be free and clear of all liens, security interests, charges and encumbrances whatsoever except those exceptions to title as are specified in the title insurance policy to be issued pursuant to the title insurance commitment endorsed and redated on the date hereof and accepted by the Lender (the “Permitted Encumbrances”); (b) Borrower has good and lawful right, power and authority to execute this Security Instrument and to mortgage the Property, to assign its right, title and interest as landlord under the Leases, if any, and to grant a security interest in the Property; (c) this Security Instrument has been duly executed and delivered by the duly authorized representatives of Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms; (d) all costs arising from construction of any Improvements and the purchase of all equipment located on the Property have been paid; (e) neither Borrower nor, to Borrower’s knowledge, any prior owner or present or former tenant or other Person has taken any action (or been responsible for any omission) that would cause the Property or any part thereof or any interest therein to be subject to forfeiture under applicable laws, and (f) the Property is not subject to rent control, rent stabilization or other governmental rent regulations.  Borrower at its expense will warrant and defend (or cause the title company insuring this Security Instrument to defend) to Trustee and Lender such title to the Property and the lien and security interest of Lender thereon and therein, against all claims and demands and will maintain and preserve such lien and security interest and will keep this Security Instrument a lien upon and a first priority security interest in the Property, subject only to the Permitted Encumbrances.

 2.02

Title Insurance.

2.02.01

Title Insurance Policy.  Prior to or concurrently with the execution and delivery of this Security Instrument, Borrower, at its own cost and expense, will obtain and deliver to Lender a Lender’s title insurance policy in the amount of the Note, issued by a reputable title insurance company licensed to do business in the State of Colorado and in form and substance satisfactory to Lender and its counsel, naming Lender as the insured, insuring title to and priority of the lien of this Security Instrument upon the Land and the Improvements, subject only to be Permitted Encumbrances, together with such reinsurance as Lender may require.

2.02.02

Current Survey.  Prior to the execution and delivery of this Security Instrument, Borrower, at its own cost and expense, has obtained and delivered to Lender a current survey of the Land and Improvements satisfactory to Lender and to the title insurance company specified pursuant to Section 2.02.01.

2.02.03

Title Insurance Proceeds.  All proceeds received by Lender for any loss under the title/loan insurance policy or policies delivered to Lender under Section 2.02.01 or otherwise in connection with this Security Instrument, or under any title insurance policy or policies delivered to Lender in substitution therefor or in replacement thereof, shall be the property of Lender and applied in the manner provided in Section 5.09.

 2.03

Recordation.  Borrower, at its expense, will at all times cause this Security Instrument and any instruments amendatory hereof or supplemental hereto and any instruments of assignment hereof or thereof (and any appropriate financing statements or other instruments and continuations thereof with respect to any thereof) to be recorded, registered and filed and to be kept recorded, registered and filed, in such manner and in such places, and will pay all such recording, registration, filing fees and other charges, and will comply with all such statutes and regulations as may be required by law in order to establish, preserve, perfect and protect the lien of this Security Instrument as a valid, direct lien and first priority perfected security interest in the Property, subject only to the Permitted Encumbrances.  Borrower shall pay or cause to be paid, and will indemnify Lender and Trustee in respect of, all taxes (including interest and penalties) at any time payable in connection with the filing and recording of this Security Instrument and any and all supplements and amendments thereto.

 2.04

Payment of Impositions, etc.  Borrower has heretofore paid or caused to be paid all Impositions so that there are no delinquencies.  Subject to Section 2.07 (relating to permitted contests) and Section 2.08 (relating to escrow deposits), Borrower shall pay or cause to be paid when due and payable all taxes, assessments (including, but not limited to, all assessments for public improvements or benefits), water and sewer rates, ground rents, maintenance or common charges, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, charges for public or private utilities, license permit fees, inspection fees and other governmental levies or payments, of every kind and nature whatsoever, general and special, ordinary and extraordinary, unforeseen as well as foreseen, which at any time may be assessed, levied, confirmed, imposed or which may become a lien upon the Property, or any portion thereof, or which are payable with respect thereto, or upon the rents, issues, income or profits thereof, or on the occupancy, operation, use, possession or activities thereof, whether any or all of the same be levied directly or indirectly or as excise taxes or as income taxes, and all taxes, assessments or charges which may be levied on the Note, or the interest thereon (collectively, the “Impositions”).  Borrower shall deliver to Lender, promptly upon written request, copies of official receipts or other satisfactory proof evidencing such payments.

 2.05

Insurance and Legal Requirements.  Subject to Section 2.07 (relating to permitted contests), Borrower, at its expense, will comply, or cause compliance with:

(a)

all provisions of any insurance policy covering or applicable to the Property or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the Board of Fire Underwriters of the Pacific (or any other body exercising similar functions) applicable to or affecting the Property or any part thereof or any use or condition of the Property or any part thereof (collectively, the “Insurance Requirements”), and

(b)

all laws, statutes, codes, acts, ordinances, orders, permits, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements (including, without limitation, those relating to the protection of the environment) of all governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Property or any part thereof, or any of the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, or any use or condition of the Property or any part thereof (collectively, the “Legal Requirements”); whether or not compliance therewith shall require structural changes in or interference with the use and enjoyment of the Property or any part thereof and whether or not such compliance could be foreseen or is unforeseen.

(c)

Borrower, within five (5) business days of actual knowledge of same, shall give written notice to Lender of any violations or receipt by Borrower of written notice of violation of any material Insurance Requirements or Legal Requirements.

 2.06

Liens, etc.  Borrower shall not directly or indirectly create or permit or suffer to be created or to remain, and will promptly discharge or cause to be discharged or bonded, any security instrument, lien, attachment, levy, restraint, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to the Property or any part thereof or the interest of Borrower or Lender therein or any rents or other sums arising therefrom, other than (a) the Permitted Encumbrances and (b) liens of mechanics, materialmen, suppliers or vendors or rights thereto which are at the time being contested as permitted by Section 2.07.  Borrower is prohibited from placing any subordinate or other security instruments or liens on the Property and to the fullest extent permitted by law any such purported security instruments or liens (which are not a Permitted Encumbrance) placed on all or any portion of the Property shall be deemed void ab initio.  Borrower shall not postpone the payment of any sums for which liens of mechanics, materialmen, suppliers or vendors or rights thereto have then incurred (unless such liens or rights thereto are at the time being contested as permitted by Section 2.07), or enter into any contract under which payment of such sums is postponable (unless such contract expressly provides for the legal, binding and effective waiver of any such liens or rights thereto), in either case, for more than thirty (30) days after the completion of the action giving rise to such liens or rights thereto.

 2.07

Permitted Contests.  Borrower at its expense, may, with the prior written consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned, or, in the case of tax certiorari proceedings or mechanic’s or materialman’s liens, upon prior written notice to Lender, contest, or cause to be contested, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity of application, in whole or in part, of any Imposition, Legal Requirement or Insurance Requirement or of any lien, encumbrance or charge referred to in Section 2.06, provided that (a) in the case of an unpaid Imposition, lien, encumbrance or charge, such proceedings shall suspend the collection thereof from Borrower, Lender, the Property and any rent or other income therefrom and shall not interfere with the payment of any such rent or income, (b) neither the Property nor any rent or other income therefrom nor any part thereof or interest therein would be in any danger of being sold, forfeited, lost or interfered with, (c) in the case of a Legal Requirement, neither Borrower nor Lender would be in danger of any civil or criminal liability for failure to comply therewith, (d) Borrower shall have furnished such security, if any, as may be required in the proceedings or as may be reasonably requested by Lender, (e) the nonpayment of the whole or any part of any tax, assessment or charge will not result in the delivery of a tax deed to the Property or any part thereof because of such nonpayment, (f) the payment of any sums required to be paid under the Note or under this Security Instrument (other than any unpaid Imposition, lien, encumbrance or charge at the time being contested in accordance with this Section 2.07) shall not be interfered with or otherwise affected, and (g) in the case of any Insurance Requirement, the failure of Borrower to comply therewith shall not affect the validity of any insurance required to be maintained by Borrower under Section 3.01.

 2.08

Deposits for Impositions, Insurance Premiums, etc.  Borrower shall pay or cause to be paid to Lender, on the first day of each month following the date hereof, such amounts as Lender from time to time estimates as necessary to create and maintain a reserve fund to be held by Lender, without interest, from which to pay at least sixty (60) days before the same become due, all Impositions (including all taxes, assessments, liens and charges on or against the Property and any part thereof) and, only if permanent Improvements have been erected upon the Land, 1/12 of such amount as Lender may estimate as necessary to create and maintain a reserve fund for the premiums for insurance required to be maintained by Borrower under Section 3.1.  Payments from such reserve fund for such purposes may be made at Lender’s commercially reasonable discretion even though subsequent owners of the Property or any part thereof may benefit thereby.  Upon the occurrence and during the continuance of an Event of Default, any part or all of such reserve fund may be applied to any part of the indebtedness secured hereby.  If sixty (60) days prior to the due date of any of the aforementioned obligations the amount then on deposit therefor shall be insufficient for the payment of such obligation in full, Borrower, within ten (10) days after receipt of written notice from Lender, shall deposit the amount of the deficiency with Lender. Until expended or applied as above provided, any amounts in the reserve fund shall constitute additional security for the payment of the indebtedness secured hereby. The reserve fund shall not constitute a trust fund and may be commingled with other monies held by Lender.  Except as may be set forth in any separate written agreement with Lender, no earnings or interest on the reserve fund shall be payable to Borrower.  If an Event of Default has occurred and is then continuing, notwithstanding the deposits made by Borrower into the reserve fund for payment of Impositions, Borrower shall be solely responsible for paying all Impositions as required under this Security Instrument. Provided no Event of Default has occurred and is then continuing and to the extent there are sufficient funds in the reserve fund, upon receipt by Lender of copies of bills and/or invoices for Impositions delivered by Borrower to Lender, Lender shall, at its option, pay such Impositions directly to the appropriate taxing authority or payee or remit a sum sufficient to pay such Impositions to Borrower prior to the date such payments are due.  Under no circumstances, except in connection with any intentional delay by Lender in release of the reserve fund, shall Lender be liable to Borrower for any late charges or penalties in connection with the payment of Impositions.

 2.09

Leases.

2.09.01

Subordination of Leases; Attornment, Successor Liability.  Except as otherwise consented to in writing by Lender, all Leases shall be made expressly subject and subordinate to this Security Instrument and shall contain provisions obligating the tenants thereunder, at Lender’s option, to attorn to Lender in the event Lender succeeds to the interest of Borrower under such Lease.  To the extent not so provided by applicable law, each future Lease shall provide that, in the event of the enforcement by Lender of its remedies, any person succeeding to the interest of Borrower as a result of such enforcement shall not be bound by any payment of rent or additional rent for more than one month in advance.

2.09.02

Enforcement, etc.  Borrower shall faithfully keep and perform all of the obligations of the lessor under each of the Leases in accordance with their terms.  Borrower shall maintain the Leases in full force and effect, and will not, without the prior written consent of Lender (a) terminate or cancel any Lease or consent to or accept any termination, cancellation or surrender thereof, or permit any condition or event to exist or to occur that would, or would entitle the tenant thereunder to, terminate or cancel the same, (b) amend, modify or otherwise change the terms of any Lease except to increase the rent or other charges or assessments payable by tenants thereunder upon any renewal or extension of any such lease, (c) waive any default under or breach of any Lease, (d) consent to or permit any prepayment or discount of rent or payment of advance rent under any Lease (other than the usual prepayment of rent as would result from the acceptance on the first day of each month of the rent for the ensuing month and a reasonable and customary security deposit of not more than three (3) months’ rent in accordance with the terms of any such lease), (e) enter into any Lease not in effect on the date hereof, (f) give any waiver, consent or approval under any Lease or take any other action in connection with any such Lease that would or might impair the value of Borrower’s interest thereunder or of the Property subject thereto, or impair the interest of Lender therein, (g) [intentionally omitted], (h) collect any sums from or settle any claim with any tenant in bankruptcy or guarantor of any Lease without the prior written consent of Lender; any such sums shall be paid directly to Lender and applied first against accrued but unpaid interest due under the Note and then in reduction of the principal balance due under the Note, or (i) consent to any assignment of or subletting or other matter requiring the lessor’s consent under any Lease without the prior written consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned.

2.09.03

Assignment of Leases, etc. Borrower hereby absolutely, unconditionally and currently assigns to Lender all its right, title and interest as landlord under Leases now existing or hereafter entered into, and all rents and other sums payable to Borrower under each such Lease, together with the right to collect and receive the same, provided that, if and so long as no Event of Default shall have occurred and be continuing, Borrower shall be permitted to exercise its rights and perform its obligations as landlord under the Leases and to collect and receive such rents and other sums payable to Borrower for its own uses and purposes subject to the provisions of this Security Instrument.  Such assignment shall be fully operative without any further action on the part of either party and Lender shall be entitled, at its option, upon the occurrence and during the continuance of an Event of Default hereunder, to all rents and other sums payable to Borrower whether or not Lender takes possession of the Property; and Borrower hereby further grants to Lender the right, at Lender’s option, to (a) enter upon and take possession of the Property for the purpose of collecting the rents and other sums payable to Borrower, (b) dispossess by the usual summary proceedings any tenant defaulting in the payment thereof to Lender, (c) let the Property or any part thereof, and (d) apply such rents and other sums payable to Borrower, after payment of all necessary charges and expenses, on account of the Indebtedness.  Such assignment and grant shall continue in effect until the Indebtedness is paid, the execution of this Security Instrument constituting and evidencing the irrevocable consent of Borrower to the entry upon and taking possession of the Property by Lender pursuant to such grant, whether or not foreclosure has been instituted.  Neither the exercise of any rights under this paragraph by Lender nor the application of any such rents and other sums payable to Borrower to the indebtedness secured hereby, shall cure or waive any default, Event of Default, or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.  Upon the occurrence and during the continuance of an Event of Default, all such rents and other sums payable to Borrower shall be collected and held by Lender and shall be applied as provided in Section 5.09.  Nothing herein contained shall be construed as constituting Lender a “Lender-in-possession” in the absence of the taking of actual possession of the Property by Trustee or Lender.  Possession by a court-appointed receiver will not be considered possession by Lender or its successors.  Neither the assignment set forth above nor any other provision of this Security Instrument or the other Loan Documents shall impose upon Lender any duty to produce any rents and other sums payable to Borrower or cause Lender to be (i) responsible for performing any of the obligations of the lessor under any Lease, or (ii) responsible or liable for any waste by any tenants or others, for any dangerous or defective conditions of the Property, for negligence in the management, upkeep, repair or control of the Property or any other act of omission by any other Person.

2.09.04

Further Assignments.  As confirmation of the present, absolute and unconditional assignment made herein of all of Borrower’s right, title and interest’s in all agreements, contracts, licenses and permits affecting the Property, Borrower shall assign to Trustee for the benefit of Lender, upon request, as further security for the indebtedness secured hereby, Borrower’s interests in all agreements, contracts, licenses and permits affecting the Property, whether made on, prior to or after the date hereof, such assignments to be made by instruments in form satisfactory to Lender; but no such assignment shall be construed as a consent by Lender to any agreement, contract, license or permit so assigned, or to impose upon Trustee or Lender any obligations with respect thereto.

2.09.05

Rent Roll.  Borrower shall furnish to Lender, within ten (10) days after receipt of a written request by Lender to do so, a certified statement containing the names of all tenants of the Property or any part thereof, the term of their respective leases, the space occupied, the rents payable and the securities deposited thereunder, together with true copies of each Lease and any amendments and supplements thereto.

2.09.06

No Commingling.  All securities deposited by tenants of the Property shall be treated as trust funds not to be commingled with any other funds of Borrower and Borrower shall, upon demand, furnish to Lender satisfactory evidence of compliance with this provision, together with a verified statement of all securities deposited by the tenants.

2.09.07

Successor Not Bound.  To the extent not so provided by applicable law, each Lease of the Property, or of any part thereof, entered into after the date hereof, shall provide that, in the event of the enforcement by Lender of the remedies provided for by law or by this Security Instrument, any person succeeding to the interest of Borrower as a result of such enforcement shall not be bound by any payment of rent or additional rent for more than one month in advance.

 2.10

Use of Property, etc.  Borrower acknowledges that in order to maximize the value of the Property to protect the value thereof, as security for the Loan, until all indebtedness secured by this Security Instrument has been paid in full, neither Borrower nor any Guarantor shall lease or occupy all or any portion of the Property for its own use as a personal residence or otherwise.  Borrower shall continue to operate the Property for the purposes for which used on the date hereof, in its current state, and for no other purpose, and shall not acquire any fixtures, equipment, furnishings or apparatus covered by this Security Instrument subject to any security interest or other charge or lien taking precedence over the security interest and lien of this Security Instrument.  Borrower shall not make or suffer any improper or offensive use of the Property or any part thereof and will not use or permit to be used any part of the Property for any dangerous, noxious, offensive or unlawful trade or business or for any purpose which will reduce the value of the Property in any respect or will cause the Property or any part thereof or interest therein to be subject to forfeiture. In the case of any action or omission of any party which may cause the Property or any part thereof or any interest therein to be subject to forfeiture under applicable laws, then the Borrower shall, within five (5) Business Days thereafter, (a) give notice to the Lender thereof, (b) take at its expense all action (including, without limitation, the commencement of all summary proceedings required to evict any party responsible for such act or omission) required to prevent such forfeiture and (c) bond the forfeiture proceeding so that it no longer constitutes a lien against any portion of the Property.  Borrower shall not do or permit any act or thing which is contrary to any Legal Requirement or Insurance Requirement or any document of record affecting the Property, or which might materially impair the value or usefulness of the Property or any part thereof, or commit or permit any physical waste of the Property or any part thereof, and will not cause or maintain any nuisance in, at or on the Property or any part thereof.  Borrower at its expense will promptly comply with all rights of way or use, privileges, franchises, servitudes, licenses, easements, tenements, hereditaments and appurtenances forming a part of the Property in all material respects and all instruments relating or evidencing the same, in each case, to the extent compliance therewith is required of Borrower under the terms thereof.  Borrower shall not take any action which results in a forfeiture or termination of the rights afforded to Borrower under any such instruments and will not, without the prior written consent of Lender, amend in any material respect any of such instruments.  Borrower shall at all times comply with any instruments of record at the time in force affecting the Property or any part thereof and shall procure, maintain and comply with all permits, licenses and other authorizations required for any use of the Property or any part thereof then being made, and for the proper erection, installation, operation and maintenance of the Improvements or any part thereof in all material respects.  Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof.  In furtherance of the foregoing sentence, Borrower shall not, by act or omission: (a) impair the integrity of the Property as one or more zoning lots separate and apart from all other premises; or (b) permit or suffer to permit the Property to be used by the public or any Person in such manner as might make possible a claim of adverse usage or possession or any implied dedication or easement.  If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower shall not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Lender.

 2.11

Utility Services.  Borrower shall pay or cause to be paid all charges for all public and private utility services, all public or private communications services and all sprinkler systems and protective services at any time rendered to or in connection with the Property or any part thereof, will comply or cause compliance with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services.

 2.12

Maintenance and Repair, etc.  Subject to Section 2.13, Borrower shall keep or cause to be kept all presently, if any, and subsequently erected or acquired Improvements and the sidewalks, curbs, vaults and vault space, if any, in good and substantial order and repair and in such a fashion that the value and utility of the Property will not be diminished, and, at its sole cost and expense, will promptly make or cause to be made all necessary and appropriate repairs, replacements, restoration and renewals thereof, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen.  All repairs, replacements, restorations and renewals shall be at least equal in quality and class to the original Improvements.  Borrower’s obligation to repair, replace and restore at its sole cost and expense, shall include the obligation to rebuild in the event of damage or destruction however caused, provided that damage by fire or other cause for which Borrower is obligated to maintain insurance by any of the provisions of Section 3.01 shall be governed by the provisions of Sections 3.01 and 3.02, and damage by any taking shall be governed by the provisions of Section 3.02.  Borrower at its expense will do or cause to be done all shoring of foundations and walls of any building or other Improvements and (to the extent permitted by law) of the ground adjacent thereto, and every other act necessary or appropriate for the preservation and safety of the Property by reason of or in connection with any excavation or other building operation upon the Property and upon any adjoining property, whether or not Borrower shall, by any Legal Requirement, be required to take such action or be liable for failure to do so.

 2.13

Alterations, Additions, etc.  Except as may be set forth in a separate written agreement with the Lender, Borrower shall make no material alterations of or additions to the Property (nor shall Borrower demolish all or any portion of the Property).

 2.14

Acquired Property Subject to Lien.  All property at any time acquired by Borrower and required by this Security Instrument to become subject to the lien and security interest hereof, whether such property is acquired by exchange, purchase, construction or otherwise, shall forthwith become subject to the lien and security interest of this Security Instrument without further action on the part of Borrower or Lender.  Borrower, at its expense, will execute and deliver to Trustee for the benefit of Lender (and will record and file as provided in Section 2.03) an instrument supplemental to this Security Instrument, satisfactory in substance and form to Lender, whenever such an instrument is necessary under applicable law to subject to the lien and security interest of this Security Instrument all right, title and interest of Borrower in and to all property required by this Security Instrument to be subject to the lien and security interest hereof and acquired by Borrower since the date of this Security Instrument or the date of the most recent supplemental instrument so subjecting property to the lien hereof, whichever is later.

 2.15

No Claims Against Lender, etc.  Nothing contained in this Security Instrument shall constitute any consent or request by Lender, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof, or shall be construed to permit the making of any claim against Lender in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Security Instrument.

 2.16

Protective Advances, etc.

(a)

In addition to any other rights or remedies of Lender hereunder, under the other Loan Documents or at law or in equity, upon the occurrence and during the continuance of an Event of Default (or prior thereto, if Borrower is not paying or performing the act itself and Lender determines in its sole but good faith judgment that the same is appropriate to preserve the Property or the lien of this Security Instrument or the other Loan Documents thereon or on any other collateral securing the Indebtedness or is necessary to protect the life, health or safety of any Persons on or near the Property or the property of any such Person), Lender, either before or after acceleration of the Indebtedness, may, or acting through Trustee may, but shall not be required to, make any payment or perform any act required to be performed by Borrower hereunder or under any of the other Loan Documents (whether or not Borrower is personally liable therefor) in any form and manner deemed expedient to Lender, including, without limitation, if applicable, (i) paying any Impositions which remain unpaid, (ii) procuring the release, discharge, compromise or settlement of any lien filed or otherwise asserted against the Property which was not discharged or bonded by Borrower in accordance with the provisions of this Security Instrument or the other Loan Documents (subject to Borrower’s rights set forth in Section 2.07), and (iii) obtaining insurance policies where insurance coverage was required to be obtained hereunder and the required evidence that Borrower had obtained the same has not been delivered to Lender as required hereunder; provided, however, that unless an Event of Default is continuing or Lender, in its reasonable discretion, determines that an emergency situation requires more immediate action, Lender or Trustee shall give Borrower five (5) Business Days prior written notice before making any such payment or performing of any such act. Lender may, but shall not be required to, complete any restoration, furnishing and equipping of the Improvements and rent, sell, operate and manage the Property and such Improvements and pay operating costs and expenses, including, without limitation, management fees, of every kind and nature in connection therewith.  All monies paid, and all expenses paid or incurred, in each case in connection with Lender acting under any of the provisions of this Section 2.16, including, without limitation, reasonable attorneys’ fees and other monies advanced by Lender to protect the Property and the lien hereof, or to complete construction, furnishing and equipping or to rent, operate and manage the Property or to pay any such operating costs and expenses thereof or to pay any taxes or to release any liens, shall automatically be deemed Indebtedness, whether or not the Indebtedness, as a result thereof, shall exceed the face amount of the Note, and shall become immediately due and payable on demand, with interest to accrue and be payable thereon from the date such monies were paid or advanced, as the case may be, at the Default Rate (as defined in the Note). Inaction of Lender or Trustee shall never be considered as a waiver of any right accruing to it on account of any Event of Default nor shall the provisions of this Section 2.16 or any exercise by Lender of its rights hereunder prevent any default from constituting an Event of Default. Lender, in making any payment hereby or elsewhere in this Security Instrument authorized (A) relating to taxes, may do so according to any bill, statement or estimate, without inquiry into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof and without further inquiry as to whether or not such taxes have been paid, any such bill, statement or estimate constituting prima facie evidence of non-payment thereof; (B) for the purchase, discharge, compromise or settlement of any lien, may do so without inquiry as to validity or amount of any claim for any lien which may be asserted; or (C) in connection with the completion of construction, furnishing or equipping of the Property or the rental, operation or management of the Property or the payment of operating costs and expenses thereof, may do so in such amounts and to such persons as Lender may deem appropriate. Nothing herein shall be construed to require Lender or Trustee to advance or expend monies for any purpose mentioned herein, or for any other purpose. In exercising any right or remedy hereunder or under the other Loan Documents, Lender and Trustee shall be accountable only for amounts it actually receives as a result thereof, and for any of its acts or omissions in connection with the exercise of any such right or remedy neither Lender nor Trustee shall have any liability to Borrower except for its own active gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

(b)

Borrower shall appear in and defend any action or proceeding purporting to affect the security of this Security Instrument or the security interests granted under any of the other Loan Documents or the rights and powers of Trustee or Lender under any of the Loan Documents and Borrower (in addition to Trustee’s and Lender’s  attorneys’ fees and expenses to be paid by Borrower otherwise pursuant to this Security Instrument or the other Loan Documents) shall pay all of Trustee’s and Lender’s  attorneys’ fees and expenses in connection with the enforcement of this Security Instrument and the other Loan Documents and the collection of all amounts payable hereunder and thereunder. In case of any Event of Default under this Security Instrument or any of the other Loan Documents or if any action or proceeding is commenced in which it becomes necessary to defend or uphold the lien or priority of this Security Instrument or the other Loan Documents or which adversely affects Lender’s interests in the Property or any part thereof, including, but not limited to, eminent domain, or proceedings of any nature affecting the Property or involves the bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief with respect to Borrower or relating to a decedent, then Lender may, but without obligation to do so, and without  releasing Borrower from any obligation hereunder or under the other Loan Documents, make such appearances, disburse such reasonable sums and take such action as Lender deems necessary or appropriate to protect Lender’s interest in the Property. All costs incurred by Trustee or Lender, including, without limitation, attorneys’ fees and disbursements, in taking any action described above, shall be paid by Borrower upon demand together with interest thereon at the Default Rate from the date paid by Lender or Trustee, as applicable, through the date of repayment by Borrower and the same shall be deemed to constitute protective advances evidenced by the Note and secured by this Security Instrument and the other Loan Documents. In addition to, and without limiting the generality of, the foregoing, if at any time hereafter, Trustee or Lender employs counsel (i) for advice or other representation (whether or not any suit has been, or shall thereafter be, filed, and whether or not other legal proceedings have been, or shall thereafter be, instituted, and whether or not Lender shall be a party thereto) with respect to the Loan, the Property or any part thereof, this Security Instrument or any of the other Loan Documents, or (ii) to protect, collect, lease, sell, take possession of, foreclose upon or liquidate all or any part of the Property, or to attempt to enforce any security interest or lien in all or on any part of the Property, or to enforce any rights of Lender or Trustee, or any of Borrower’s obligations hereunder or under any of the other Loan Documents, or any obligations of any other Person which may be obligated to Lender by virtue of this Security Instrument or any other agreement, instrument or document heretofore or hereafter delivered to Lender by or for the benefit of Borrower, then, in any such event, all of the reasonable attorneys’ fees and expenses arising from such services, and all expenses, costs and charges relating thereto, shall be paid by Borrower upon demand, together with interest thereon at the Default Rate from the date of such demand through the date of payment by Borrower, and the same shall be deemed to constitute protective advances evidenced by the Note and secured by this Security Instrument and the other Loan Documents.

(c)

Borrower shall protect, indemnify, save harmless and defend Lender and Trustee from and against any and all actual liabilities, obligations, claims, damages, penalties, causes of action, judgments, reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) imposed upon or incurred by or asserted against Lender or Trustee (except to the extent the same is caused by Lender’s or Lender’s representatives, employees and/or agents willful misconduct or gross negligence) by reason of (i) ownership of Trustee’s or Lender’s interest in the Property, (ii) any accident, injury to or death of persons or loss of or damage to or loss of the use of property occurring on or about the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (iii) any use, non-use or condition of the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (iv) any failure on the part of Borrower to perform or comply with any of the terms of this Security Instrument, (v) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof made or suffered to be made by or on behalf of Borrower, (vi) any negligence or tortious act on the part of Borrower or any of its agents, contractors, lessees, licensees or invitees, (vii) any work in connection with any alterations, changes, new construction or demolition of or additions to the Property, or (viii) any agreement between Borrower and the Lender originally named herein in connection with the closing of the loan evidenced by the Note.  If any action or proceeding be commenced, including an action to foreclose this Security Instrument or to collect the indebtedness secured hereby, to which action or proceeding the Lender or Trustee is made a party by reason of the execution of this Security Instrument or the Note, or in which it becomes necessary to defend or uphold the lien of this Security Instrument, all reasonable sums actually paid by Lender or Trustee for the expense of any litigation to prosecute or defend the rights and lien created hereby, shall be paid by Borrower to Lender or Trustee as hereinafter provided.  Borrower shall pay and save Lender and Trustee harmless against any and all liability with respect to any intangible personal property tax or similar imposition of the state in which the Property is located or any subdivision or authority thereof now or hereafter in effect, to the extent that the same may be payable by Lender in respect of this Security Instrument or the Note.  All amounts payable to Lender or Trustee under this Section 2.16 shall be deemed indebtedness secured by this Security Instrument and any such amounts that are not paid within ten (10) Business Days after written demand therefor by Lender shall bear interest at the Default Rate from the date of such demand.  In case any action, suit or proceeding is brought against Lender or Trustee by reason of any such occurrence, Borrower, upon written request of Lender, will, at Borrower’s expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended, by counsel designated by Borrower and approved by Lender.

(d)

The obligations of Borrower under this Section 2.16 shall survive any discharge of this Security Instrument and payment in full of the Note.

 2.17

Lender’s Exculpation.  Borrower is advised and agrees that this Security Instrument is made on the express condition that any obligation hereunder of Lender shall be enforceable only against Lender’s interest in this Security Instrument, and that no trustee, officer, director, beneficiary, shareholder, employee, agent or representative of Lender shall be personally liable for any matter in connection with, or arising out of this Security Instrument.  The foregoing shall not be deemed in any way to impose any obligations on Lender except as expressly provided herein.  In particular, and without implied limitation, Lender shall not be liable for the failure, seizure or similar circumstance of any financial institution in which Lender shall have deposited sums on account of Borrower (for example, without implied limitation, tax escrow deposits and Proceeds (hereafter defined) held for the restoration and/or replacement of all or part of the Property) regardless whether or not such financial institution shall be affiliated with Lender and whether or not the sums on deposit shall have exceeded the maximum amount covered by any applicable federal or other insurance.

 2.18

Disposition of the Property.

(a)

Borrower shall not, during the term hereof, sell, assign, convert the Property or any part thereof into a condominium or cooperative, grant, pledge or hypothecate or otherwise transfer, encumber or dispose of the Property or any part thereof or any interest therein or any of the rents or other sums to be earned therefrom or of any direct or indirect interest in Borrower, if Borrower is a partnership, limited liability company, corporation or any other entity (in each of the foregoing cases, either of record or beneficially), without Lender’s prior written consent.

(b)

A sale, assignment, grant, encumbrance, pledge, hypothecation or transfer within the meaning of this Section 2.18 shall be deemed to include (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of or the grant of a security interest in, Borrower’s right, title and interest in and to any Leases; (iii) if Borrower, Guarantor, or any general partner of Borrower or Guarantor is a corporation, the voluntary or involuntary sale, conveyance or transfer or pledge of such corporation’s stock (or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new stock; (iv) if Borrower, Guarantor, or any general partner of Borrower or Guarantor is a limited liability company, the voluntary or involuntary sale, conveyance or transfer of direct or indirect interests in such limited liability company (or interests in any limited liability company directly or indirectly controlling such limited liability company by operation of law or otherwise) or the creation or issuance of membership interests or shares; (v) if Borrower, Guarantor or any general partner of Borrower or Guarantor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner or the transfer or pledge of the partnership interest of any general partner or managing partner; (vi) if Borrower, Guarantor, or any general partner of Borrower or Guarantor is a limited or general partnership, the voluntary or involuntary sale, conveyance or transfer of direct or indirect interests in such partnership (or interests in any partnership directly or indirectly controlling such partnership by operation of law or otherwise) or the creation or issuance of  partnership interests.

 2.19

Tax Appeals and Refunds.  Borrower shall not collect any sums from any governmental authority or settle any claim with any governmental authority in respect of a claim by Borrower for a reduction in any taxes (real property or otherwise) due in respect of any of the Property (regardless of whether such claims or sums shall relate to a period prior to the date of this Security Instrument) without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.  Any such sums shall be paid directly to Lender and applied first against accrued but unpaid interest due under the Note and then in reduction of the principal balance due under the Note.  If acquired directly by Borrower, such sums shall be held in trust and immediately paid over to Lender.  Upon and during the continuance of an Event of Default hereunder, Lender (i) may prosecute any tax protests in respect of the Property and (ii) may settle any claims therein in the name of and on behalf of Borrower and collect any sums on account thereof.

 2.20

Security Instrument Foreclosure Moratorium Laws.  If this Security Instrument is now or hereafter protected or affected by moratorium laws, or by any other statutes, preventing the Lender from foreclosing for nonpayment of the principal at the expiration date hereof, the Borrower shall continue or commence to pay amortization to the Lender (if the Lender so elects, and only so long as such laws or statutes protect the Borrower from foreclosure for nonpayment of the balance of the principal debt), based upon the greater of (i) a five (5) year amortization schedule (subject to the highest rate permitted by law) or (ii) the same rate (if any)

existing immediately preceding the maturity date of this Security Instrument.  If, however, applicable laws require or permit, in connection with security instruments so protected or affected, that installment payments to the Lender amortizing such debt be in greater annual amounts than the aggregate per annum of the payments that would be due if based on such year’s payments, the Lender may elect, as soon as permitted after the debt matures, that the installments payable after the maturity date hereof, shall be at the rate and as provided for in such laws.  If the Borrower defaults in payment of any such amortization installment beyond any applicable grace period, such default shall constitute an Event of Default hereunder entitling Lender to exercise all of its rights and remedies including, without limitation, instituting foreclosure proceedings solely by reason of such default.  Nothing in this Section 2.20 shall be deemed to extend the maturity date of the Note and no acceptance of a payment by Lender on account of the Note pursuant to this Section 2.20 or otherwise shall be deemed to extend the maturity date of the Note unless Lender shall have agreed to such extension in writing.

ARTICLE 3

INSURANCE; DAMAGE, DESTRUCTION OR TAKING, ETC.

 3.01

Insurance.

3.01.01

Risks to be Insured.  Borrower shall, at its expense, maintain or cause to be maintained with insurers approved by Lender (a) if applicable, insurance with respect to the Improvements, if any,  against loss or damage by perils customarily included under standard “special form” policies, in amounts sufficient to prevent Borrower or Lender from becoming a co-insurer of any partial loss under the applicable policies, but in any event in an amount not less than 100% of the then full insurable value (actual replacement value) of the Improvements, as determined by Borrower in accordance with generally accepted insurance practice and reasonably approved by Lender, or, upon the written request of Lender, as determined at Borrower’s expense by the insurer or insurers or by an expert reasonably approved by Lender, (b) public liability, including bodily injury and property damage, insurance, with personal injury endorsement, applicable to the Property in such amounts as are usually carried by persons operating similar properties in the same general locality, but in any event with a combined single limit of not less than $2,000,000.00 for personal injury and property damage with respect to any one occurrence, which amount shall be increased from time to time to reflect what a reasonably prudent owner or lessee of buildings or improvements similar in type and locality would then carry, (c) if applicable, explosion insurance in respect of any steam and pressure boilers and similar apparatus located in the Property in such amounts as are usually carried by persons operating similar properties in the same general locality, but in any event in an amount not less than $5,000,000.00, (d) flood hazard insurance, if applicable, (e) if applicable, worker’s compensation insurance to the full extent required by applicable law for all employees of Borrower engaged in any work on or about the Property and employer’s liability insurance with a limit of not less than $500,000.00 for each occurrence, (f) if applicable, business interruption insurance in an amount equal to the loss of gross earnings and rental value and the extra expense that could result from the cessation of the business conducted by Borrower at the Property for a maximum period of at least 12 months due to loss or damage resulting from any of the risks referred to in the clauses (a) through (d), which business interruption insurance may be subject to a deductible (or an exclusion) not exceeding the first five days following each loss, (g) all-risk builders’ risk insurance with respect to the Property during any period in which there is any construction occurring at the Improvements, against loss or damage by fire and such other risks, including vandalism, malicious mischief and sprinkler leakage, as are included in so-called “extended coverage” clauses at the time available with respect to similar property, in an amount not less than 100% of the then full insurable value (actual replacement value) of the Improvements and (h) such other insurance with respect to the Property in such amounts and against such insurable hazards as Lender shall have required as a condition to closing the Loan or as Lender may from time to time reasonably require by written notice to Borrower and are customarily carried in respect of properties similar to and in the immediate geographical area of the Property.

3.01.02

Policy Provisions.  All insurance maintained by Borrower pursuant to subsection 3.01.01, shall (a) (except for worker’s compensation insurance) name Borrower as owner and Lender as insureds as their respective interests may appear, and as loss payee under a Lender endorsement satisfactory to Lender, (b) (except for worker’s compensation and public liability insurance) provide that the proceeds for any losses shall be adjusted by Borrower, subject to the approval of Lender in the event the proceeds shall exceed $100,000.00, and, in the event such amount is in excess of $100,000.00 shall be payable to Lender, to be held and applied as provided in Section 3.03, (c) include effective waivers by the insurer of all rights of subrogation against any named insured, the indebtedness secured by this Security Instrument and the Property and all claims for insurance premiums against Lender, (d) provide that any losses shall be payable notwithstanding (i) any foreclosure or other action or proceeding taken by Lender pursuant to any provision of this Security Instrument, (ii) the occupation or use of the Property or any part thereof for purposes more hazardous then permitted by the terms of such policy or (iii) any change in title or ownership of the Property, (e) provide that no cancellation, reduction in amount or material change in coverage thereof or any portion thereof shall be effective until at least thirty (30) days after receipt by Lender of written notice thereof, (f) provide for a deductible of no more than $10,000.00 and (g) be reasonably satisfactory in all other respects to Lender.  The aggregate deductible applicable to property insured under the insurance policies maintained by Borrower pursuant to subsection 3.01.01 shall not be in excess of $20,000.00 and there shall be no deductible applicable to any other type of loss or liability insured thereunder.

3.01.03

Delivery of Policies, etc.  Borrower shall deliver, or cause to be delivered, to Lender, promptly upon written request, (a) the original or true copies of all policies evidencing all insurance required to be maintained under subsection 3.01.01 or certificates of insurance and a letter from an insurance broker or agent reasonably satisfactory to Lender to the effect that the insurance policies maintained by Borrower comply with the terms of this Security Instrument, and (b) evidence as to the payment of all premiums due for the period ending on the first anniversary of the date hereof, provided that Lender shall not be deemed by reason of its custody of such policies to have knowledge of the contents thereof.  Borrower shall also deliver to Lender, promptly upon written request, a certificate of a principal of Borrower (a “Compliance Certificate”) setting forth the particulars as to all such insurance policies and certifying that the same comply with the requirements of this Section, that all premiums due thereon have been paid and that the same are in full force and effect.  Borrower shall also deliver to Lender not later than thirty (30) days prior to the expiration of any policy a binder or certificate of the insurer evidencing the replacement thereof and not later than fifteen (15) days prior to the expiration of such policy an original copy (or true copy) of the new policy or certificate thereof.  In the event Borrower shall fail to effect or maintain any insurance required to be effected or maintained pursuant to the provisions of this Section 3.01: (i) Borrower shall indemnify Lender against any damage, loss or liability resulting from all risks for which such insurance should have been effected or maintained; and (ii) if such failure remains uncured for more than five (5) Business Days after Borrower’s receipt from Lender of written notice thereof, Lender shall have the right, but not the obligation, to obtain any such insurance and any amount expended by Lender in connection therewith shall be deemed indebtedness secured by this Security Instrument and shall be repaid by Borrower, on written demand, together with interest thereon from the date of expenditure at the Default Rate.

3.01.04

Separate Insurance.  Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this Section 3.01.

 3.02

Damage, Destruction or Taking; Borrower to Give Notice; Assignment of Awards.  Anything in this Security Instrument or any of the other Loan Documents to the contrary notwithstanding, in the case of (a) any damage to or destruction of the Property or any part thereof (whether caused by fire, other hazard or otherwise), or (b) any taking (whether for permanent or temporary use) of all or any part of the Property or any interest therein or right accruing thereto, as the result of or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, or a change of grade affecting the Property or any part thereof (a “Taking”), Borrower, at Borrower’s sole cost and expense, promptly shall repair, replace and restore the Property in such a fashion that the value and utility of the Property will not be diminished. In addition, in case of any such damage, destruction or Taking, Borrower shall promptly give written notice thereof to Lender (including providing copies of any and all papers from time to time served in connection with such proceedings), generally describing the nature and extent of such damage or destruction or of such Taking or the nature of such proceedings or negotiations and the nature and extent of the Taking which might result therefrom, as the case may be.  Lender shall be entitled to all insurance proceeds payable on account of such damage or destruction and to all awards or payments allocable to the Property on account of such Taking, and Borrower hereby irrevocably assigns to Lender all rights of Borrower to any such proceeds, award or payment and irrevocably authorizes and empowers Lender, at its option, in the name of Borrower or otherwise, to file and prosecute what would otherwise be Borrower’s claim for any such proceeds, award or payment and to collect, receipt for and retain the same for disposition in accordance with Section 3.03.  Borrower shall continue to pay the indebtedness secured hereby at the time and in the manner provided for its payment in the Note and in this Security Instrument and the indebtedness secured hereby shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of reasonable out-of-pocket expenses of collection, to the reduction or discharge of the indebtedness secured hereby. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided for herein and in the Note. Borrower shall pay all reasonable costs and expenses incurred by Lender in connection with any such damage, destruction or Taking and seeking and obtaining any insurance proceeds, award or payment in respect thereof.

 3.03

Application of Proceeds.  Lender may at its option apply all amounts recovered under any insurance policy maintained by Borrower hereunder, and all net awards received by it on account of any Taking (collectively, “Proceeds”), to the extent such Proceeds are equal to or exceed $100,000.00, in any one or more of the following ways:  (a) as provided in Section 5.09, regardless of whether part or all of the indebtedness secured hereby shall then be matured or unmatured (provided that to the extent that any sums shall remain outstanding under this Security Instrument or the Note after such application, the obligations of Borrower to repay such sums shall continue in full force and effect and Borrower shall not be excused in the payment thereof), or (b) to fulfill any of the covenants contained herein as Lender may determine, or (c) released to Borrower for application to the cost of restoration and/or replacement of all or part of the Property.  Any Proceeds which Lender shall determine to release to Borrower for the restoration and/or replacement of all or part of the Property shall be held by Lender without payment or allowance of interest thereon and shall be paid out from time to time upon compliance by Borrower with such provisions and requirements as may be reasonably imposed by Lender (which provisions and requirements shall provide, among other things, that disbursements shall only be made in reimbursement of invoices previously paid for work done in accordance with plans and specifications reasonably approved of by Lender and then only upon (i) a certification of compliance by a licensed architect that the work to be reimbursed was performed in accordance with the approved plans and specifications and performed in a good and workmanlike manner and (ii) the delivery of lien waivers for the sums being paid).  To the extent the Proceeds are in an amount less than $100,000.00, such Proceeds shall be released directly to Borrower so that Borrower may restore the Premises to substantially the same condition as the Premises was in immediately prior to the Taking.  Proceeds held by Lender pursuant to this Section shall not be deemed trust funds, shall not bear interest and Lender may commingle same with its other funds.

 3.04

Total Taking and Total Destruction.  In case of (a) a Taking of the entire Property, or (b) a Taking of less than the entire Property, or any material damage to or destruction of the Property, in either case which, in the good faith judgment of Lender, renders the Property remaining after such Taking, damage or destruction unsuitable for restoration for use as property of substantially the same value, condition, character and general utility as the Property prior to such Taking, damage or destruction (any such Taking being herein called a “Total Taking” and any such damage or destruction being herein called a “Total Destruction”), then the Proceeds received by Lender or Borrower on account of such Total Taking or Total Destruction shall be applied by Lender in the manner specified in Section 5.09.

ARTICLE 4

MISCELLANEOUS COVENANTS OF BORROWER

 4.01

Maintenance of Existence, etc.  Borrower shall and shall cause each general partner or managing member of Borrower or responsible officer of Borrower, as the case may be, to at all times maintain, preserve and keep in full force and effect its existence, good standing, franchises, rights and privileges as an entity under the laws of the state of its organization and the state in which all or any portion of the Property is located, and its right to own and operate the Property and to transact business in such states.

 4.02

Restrictions on Business Activities.  Borrower shall not, so long as any amounts are payable under the Note or otherwise secured by this Security Instrument, directly or indirectly engage in any activity in a manner which would impair the security value to Lender of the Property in any material respect or any part thereof or which would impair in any material respect the position or interest of Lender.

 4.03

Inspection, etc.  Borrower shall permit Lender and any representatives designated by Lender to visit and inspect the Property or any part thereof, all at such reasonable times and intervals and upon such reasonable notice as from time to time may be requested.  Lender shall not have any duty to make any such inspection and shall not incur any liability or obligation for not making any such inspection or, once having undertaken any such inspection, for not making the same carefully or properly, or for not completing the same; nor shall the fact that such inspection may not have been made by Lender relieve Borrower of any obligations that it may otherwise have under this Security Instrument.

 4.04

Certificates as to No Default; Notice by Borrower, etc.  Within ten (10) Business Days after a written request therefor by Lender, Borrower shall furnish to Lender a Compliance Certificate certifying (i) to the best of Borrower’s knowledge, the principal amount then outstanding on the Note, (ii) the rate of interest on the Note, (iii) that there are no offsets or defenses to the payment of the Indebtedness, (iv) that the Note and this Security Instrument are valid, legal and binding obligations and have not been modified, except as specified in such Compliance Certificate and (v) to the best of Borrower’s knowledge, that there is no condition or event which constitutes an Event of Default or which, after notice or lapse of time or both, would constitute an Event of Default or, if any such condition or event exists, specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto.

 4.05

Notice by Borrower.  Borrower shall give prompt notice to Lender of (a) a material default or Event of Default, (b) any written notice given or any other action taken or, to Borrower’s knowledge, intended to be taken by (i) a holder of any indebtedness of Borrower or otherwise encumbering the Property, or (ii) any other Person, if such notice is given or such other action is taken with respect to (x) a default or Event of Default under this Security Instrument, or (y) a claimed default involving a potential liability in excess of $25,000.00, under any other indenture, lease, assignment, agreement or other instrument to which Borrower or any Guarantor is a party or by which it or the Property may be bound or affected, and (c) any proceedings instituted by or against Borrower in any federal or state court or by any governmental department, agency or instrumentality, or any such proceedings threatened in writing against Borrower in any federal or state court or by any governmental department, agency or instrumentality, affecting the Property or any portion thereof or which, if adversely determined, would have a material adverse effect upon Borrower’s business, assets or condition, financial or other, or upon the lien of this Security Instrument.  Any notice so given shall specify the nature and period of existence of such event or condition and what action Borrower or such Guarantor is taking or causing to be taken and proposes to take or cause to be taken with respect thereto and shall include a copy of any documents relevant thereto.

 4.06

No Credit for Payment of Taxes.  Borrower shall not be entitled to any credit against the principal of or interest on the Note or any other sum which may become payable under the terms thereof or hereof by reason of the payment of any tax on the Property or any part thereof or by reason of the payment of any other Imposition, and shall not apply for or claim any deduction from the taxable value of the Property or any part thereof by reason of this Security Instrument.

 4.07

Books and Records; Financial Statements.  Borrower covenants to keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles consistently applied reflecting all financial transactions of Borrower in respect of the Property.  Borrower further covenants that it will, at any reasonable time and from time to time, upon reasonable prior notice, permit Lender or any agents or representatives thereof to examine and make copies of and abstracts from such books and records of account and visit the Property to discuss the affairs, finances and accounts with respect thereto with Borrower and any of its officers, directors, employees or agents in respect of the Property.  Borrower shall deliver to

Lender, not later than forty-five (45) days after the end of each calendar quarter and ninety (90) days after the end of each fiscal year of Borrower, (a) financial statements in detail reasonably satisfactory to Lender, prepared in accordance with sound accounting principles and certified by a principal of Borrower, of annual income and expenses with respect to the ownership and operation of the Property for such fiscal year, setting forth in comparative form the figures for the previous fiscal year and (b) balance sheets or other financial statements in detail reasonably satisfactory to Lender, duly certified by (i) a principal of Borrower, as at the end of such fiscal year, setting forth in comparative form the figures as at the end of the preceding fiscal year and (ii) the Guarantor.  Borrower shall also deliver to Lender such other information and data with respect to the business, operations, affairs, prospects, condition, properties and assets of Borrower, each Guarantor and the Property as Lender may from time to time reasonably request.

 4.08

Single Purpose Entity/Separateness.  Borrower represents, warrants and covenants that for so long as the Indebtedness is outstanding, the Borrower shall conduct its affairs in accordance with the following provisions:

(i)

The Borrower shall not, nor will any partner, limited or general, member or shareholder thereof, as applicable, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization or other formation agreement or document, as applicable, in any material term or manner, or in a manner which adversely affects the Borrower’s existence as a single purpose entity.

(ii)

It shall establish and maintain an office through which its business shall be conducted separate and apart from those of its parent and any affiliate(s) or, if it shares office space with its parent or any affiliate(s), it shall allocate fairly and reasonably any overhead and expense for shared office space.

(iii)

It shall not own and will not own any asset or property other than (i) the Premises and (ii) incidental personal property necessary for the ownership or operation of the Premises.

(iv)

It will not engage, directly or indirectly, in any business other than the ownership, management and operation of the Premises and it will conduct and operate its business as presently conducted and operated.

(v)

Borrower shall not enter into any contract or agreement with any affiliate of the Borrower, any constituent party of the Borrower, Guarantor or any affiliate of Guarantor, except upon terms and conditions that are commercially reasonable and substantially similar to those that would be available on an arms-length basis with unrelated third parties other than any such party.

(vi)

It has not incurred and will not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the indebtedness secured by the Security Instrument lien and (ii) trade payables or accrued expenses incurred in the ordinary course of the business of operating the property with trade creditors and in amounts as are normal and reasonable under the circumstances.  No indebtedness other than the indebtedness secured by the Security Instrument lien may be secured (subordinate or pari passu) by the Premises.

(vii)

It has not made and will not make any loans or advances to any third party, including its parent, any affiliate of the Borrower or constituent party of the Borrower and shall not acquire obligations or securities of its affiliate(s).

(viii)

It is and intends to remain solvent and will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due; provided, however, the foregoing shall not require any direct or indirect member, partner or shareholder of the Borrower to make any capital contributions to the Borrower.

(ix)

It has done or caused to be done and will do all things reasonably necessary to observe organizational formalities and preserve its existence, and it will not materially amend, modify or otherwise change the articles of formation and/or the operating agreement of Borrower without the prior written consent of the Lender which consent shall not be unreasonably withheld or, after the securitization of the Loan, only if the Lender receives (i) confirmation from each of the applicable rating agencies that such amendment would not result in the qualification, withdrawal, or downgrade of any securities rating and (ii) reasonable approval of such amendment by Lender.

(x)

It will maintain all of its books, records, financial statements and bank accounts separate from those of its parent, its affiliate(s) and any constituent party and the Borrower will file its own separate tax returns.  It shall maintain its books, records, resolutions and agreements as official records.

(xi)

It will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including its parent, any affiliate or any constituent party of the Borrower), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct and operate its business in its own name, shall not identify itself or any of its affiliates as a division or part of the other and shall maintain and utilize a separate telephone number and separate stationery, invoices and checks.

(xii)

As of the date hereof, it has at all times maintained adequate capital in light of its contemplated business operations and will not knowingly make any distributions that would leave it with inadequate capital; provided, however, the foregoing shall not require any direct or indirect member, partner or shareholder of the Borrower to make any capital contributions to the Borrower.

(xiii)

Neither the Borrower nor any constituent party will seek or permit the dissolution, winding up, liquidation, consolidation or merger in whole or in part, of the Borrower, or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of any other person or entity.

(xiv)

It will not commingle the funds and other assets of the Borrower with those of its parent, any affiliate or constituent party, or any affiliate of any constituent party, or any other person in such a manner that would make such funds or other assets difficult to segregate.

(xv)

It has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual asset or assets, as the case may be, from those of any affiliate or constituent party, or any affiliate of any constituent party, or any other person.

(xvi)

Other than in connection with the transaction contemplated by the Loan Documents, it shall not pledge its assets and does not and will not hold itself out to be responsible for the debts or obligations of any other person.

(xvii)

It shall pay any liabilities out of its own funds, including salaries of any employees; provided, however, the foregoing shall not require any direct or indirect member, partner or shareholder of the Borrower to make any capital contributions to the Borrower.

(xviii)

Borrower shall maintain a sufficient number of employees in light of its contemplated business operations.

(xix)

Borrower shall not guarantee or become obligated for the debts of any other entity or person.

(xx)

Borrower shall not form, acquire or hold any subsidiary.

(xxi)

Borrower shall conduct and operate its business in its own name and as presently conducted and operated.

(xxii)

Borrower will use stationery, invoices, and checks separate from its affiliates.

(xxiii)

Borrower shall file its own tax returns.

Borrower and Guarantor shall at all times comply with each of the representations, warranties, and covenants contained in this Section 4.08.

ARTICLE 5

EVENTS OF DEFAULT; REMEDIES, ETC.

 5.01

Events of Default; Declaration of Note Due.  If any one or more of the following events (herein sometimes called “Events of Default”) shall occur for any reason whatsoever, and whether such occurrence shall be voluntary or involuntary or come about to be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

(a)

Borrower shall default in the due and punctual payment of (i) any periodic installment of interest or principal (other than the principal payment due at maturity), and such default shall continue for five (5) or more days, or (ii) the outstanding principal balance of the Note, together with interest accrued thereon and all other sums which may then be owed by Borrower to Lender, at maturity or upon declaration of acceleration or required in connection with a prepayment of the Indebtedness in full; or

(b)

Borrower shall default in the payment, when and as due and payable, of any other indebtedness or other sums payable pursuant to the Note, this Security Instrument, and such default shall continue for ten (10) or more days following written notice to Borrower; or

(c)

Borrower shall default in the due performance or observance of any term of Sections 2.02, 2.03, 2.04, 2.06, 2.08, 2.09, 2.18 or 3.01 and such default shall continue for ten (10) or more days from notice thereof sent by Lender to Borrower; or

(d)

Borrower shall default in the due performance or observance of any of the terms of this Security Instrument, the Note or any other Loan Document other than those referred to in this Section 5.01, and such failure shall continue for thirty (30) or more days after Lender shall have given Borrower notice thereof; provided, however, that if such default cannot reasonably be cured within such thirty (30) day period, provided Borrower has promptly commenced and is diligently pursuing a cure thereof, Borrower shall have such additional time as is reasonably required to effect such cure, not to exceed sixty (60) days in the aggregate; or

(e)

any warranty, representation or other statement made by or on behalf of Borrower in or pursuant to this Security Instrument or in connection with the application of the Loan (including, without limitation, any financial statement delivered pursuant to Section 4.07) is knowingly false, incorrect or misleading in any material respect; or

(f)

Borrower or any Guarantor shall make an assignment for the benefit of creditors, or shall be generally not paying its debts as they become due, or shall commence a case under the federal bankruptcy laws, or shall file any petition or answer or take any action seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or not contesting the material allegations of a petition against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, custodian, receiver or liquidator of Borrower or any Guarantor, or any material part of its properties or assets, or if Borrower or the Guarantor shall take any action for the purpose of the foregoing; or

(g)

within ninety (90) days after the commencement of an action against Borrower or the Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders entered therein or proceedings thereunder affecting its business, operations and properties stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within ninety (90) days after the appointment, without the consent or acquiescence of Borrower or the Guarantor, of any trustee, custodian, receiver or liquidator of Borrower or any Guarantor, or of any material part of its properties or assets, such appointment shall not have been vacated; or

(h)

the dissolution or liquidation of Borrower or death of any Guarantor, unless within ninety (90) days after the appointment of a legal representative for the estate of the deceased Guarantor, another individual or entity reasonably acceptable to Lender agrees to act as Guarantor in the place and stead of the deceased Guarantor under the Guaranty; or

(i)

if the Property, or any portion thereof, becomes subject (i) to any lien other than Permitted Encumbrances, or (ii) to any mechanic’s, materialman’s or other lien that is or is asserted to be superior to the lien of this Security Instrument, and such lien shall remain undischarged (by payment, bonding, or otherwise) for thirty (30) days after Borrower’s actual notice thereof unless contested in accordance with the terms hereof; or

(j)

Borrower’s failure to promptly cure any material violation of Legal Requirements imposed against Borrower or the Property within thirty (30) days after Borrower’s actual notice thereof; or

(k)

any casualty insurance required to be maintained with respect to the Property pursuant to Section 3.01 hereof shall not be in effect or shall otherwise expire without being replaced by insurance satisfying the requirements of Section 3.01 hereof or Borrower shall fail to satisfy any other obligation set forth in Section 3.01 and such failure shall continue for a period of ten (10) days after written notice thereof is given by Lender to Borrower; or

(l)

Borrower shall default (as principal or surety) in the payment of any principal of, premium, if any, or interest on any indebtedness for borrowed money, or if Borrower shall default in the due performance or observance of any of the terms of any such indebtedness, including, without limitation, any reimbursement obligations under any letters of credit, or of any lease, security instrument, indenture, promissory note or other agreement or instrument relating thereto beyond any grace period provided with respect thereto; or

(m)

subsequent to the date of this Security Instrument the laws of the state in which the Property is located shall be changed by statutory enactment, judicial decision, regulation or otherwise, so as (i) to deduct from the value of land for the purpose of taxation (for state, county, municipal or other purpose) any lien or charge thereon, or (ii) to change the taxation of security instruments or debts secured by land or the manner of collecting any such taxation, so as to affect this Security Instrument, and thereafter, within thirty (30) days following receipt of a written request from Lender, Borrower shall have failed to enter into a lawful and binding agreement with Lender, satisfactory in substance and form to Lender, obligating Borrower to reimburse Lender for any increase in taxation imposed on Lender by reason of any of the foregoing; or

(n)

a judgment in an amount greater than $50,000.00 shall be entered against Borrower or the Guarantor, and if, within thirty (30) days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within thirty (30) days after the expiration of any such stay, such judgment shall not have been discharged, or

(o)

Borrower, or any of its successors or assigns, shall make any conveyance of all or any part of the Property or any interest therein in violation of the terms and conditions of this Security Instrument or of the other Loan Documents; or

(p)

the Guarantor shall default beyond applicable grace periods in the full and timely performance of any obligation under the Guaranty; or

(q)

there shall be any default, beyond applicable grace periods under any Security Instrument, or any note secured by any Security Instrument, which is prior, equal or subordinate to the lien of this Security Instrument or the Lender under any such prior, equal or subordinate Security Instrument commences a foreclosure action in connection with such Security Instrument; or

(r)

any act or omission by Borrower on or relating to the Property or any part thereof or any interest therein shall render it to or any such part or interest subject to forfeiture under applicable law; or

(s)

the amendment or modification of any security instrument, or any note secured by any security instrument, which is prior, equal or subordinate to the lien of this Security Instrument; or

(t)

there shall be a default, after written notice and beyond applicable grace periods, in any agreement, other than the Note, the Guaranty and this Security Instrument, between Lender and Borrower, Guarantor in connection with the Loan; or

(u)

except as set forth in any other written agreement with the Lender, there shall be any demolition or any material alteration in violation of Section 2.13, of any of the Improvements on the Property,

then and in any such event (i) interest at the Default Rate shall be due and payable on the principal of and (to the extent permitted by law) interest, any fees and other charges thereon as due under the Note at the time outstanding together with all other indebtedness secured hereby, from the date of the Event of Default until actual receipt by Lender of payment in full of the indebtedness and (ii) Lender may, or acting through Trustee may, at any time after any Event of Default, declare, by written notice to Borrower, the Note, and all other indebtedness secured hereby to be due and payable upon the date specified in such notice and upon such date the same shall become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which Borrower hereby waives.  Borrower shall pay on written demand, with interest thereon at the Default Rate, all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by or on behalf of Lender in enforcing this Security Instrument or the Note, or occasioned by any default or Event of Default under this Security Instrument, or incurred in connection with any foreclosure action or other proceeding brought by Lender to enforce and protect its rights and interest under the Security Instrument or Note, which costs and expenses may include, without limitation appraisers fees, outlays for documentary and expert evidence, stenographer’s charges, publication costs, costs of title searches and costs of environmental reviews and/or testing of the Property. Without limiting the foregoing, Lender shall have the right to recover all such costs and expenses, including reasonable attorneys’ fees and expenses, in any judgment of foreclosure and sale. For purposes of this Section 5.01, the rendering of a judgment in an action to foreclose this Security Instrument shall not be deemed “payment in full of the indebtedness secured hereby” and it is the intention of the Lender and Borrower that any such judgment shall bear interest at the Default Rate.  In addition, if following the occurrence of any Event of Default which remains uncured and an exercise by Lender or Trustee of its option to declare the indebtedness evidenced hereby immediately due, Borrower shall tender payment of an amount sufficient to satisfy the entire principal amount outstanding under the Note at any time prior to sale of the Property, and if at the time of such tender under the Note a prepayment premium or other consideration for prepayment would be required in connection with a voluntary prepayment of the Note, then Borrower shall pay to Lender, in addition to the entire principal outstanding under the Note, the applicable prepayment premium or other consideration for the prepayment provided in the Note.

 5.02

Security Agreement; Legal Proceedings; Foreclosure, etc. This Security Instrument is both a real property security instrument and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property, if any, and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. Borrower by executing and delivering this Security Instrument has granted and  hereby grants to Trustee for the benefit of Lender, as security for the indebtedness secured hereby, a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code. In connection with any portion of the Property which is or may become personal property, Borrower represents, warrants and covenants that (a) such collateral is and will be used solely for business purposes and (b) no financing statement (other than financing showing Lender as the sole secured party) covering any portion of such collateral has been filed, and (c) Borrower, at Borrower’s sole cost and expense, shall do all such things as Lender shall request, as may be necessary or appropriate to establish and maintain a first perfected security interest in such collateral as security for the indebtedness secured by this Security Instrument.  If an Event of Default shall have occurred and be continuing, Lender at any time may, or acting through Trustee may, at its election, do one or more of the following: (i) Lender may proceed at law or in equity or otherwise to enforce the payment of the Note at the time outstanding in accordance with the terms hereof and thereof, (ii) Lender may foreclose the lien of this Security Instrument as against all or any part of the Property and have the same sold under the judgment or decree of a court of competent jurisdiction, or Lender may, in an uncontested foreclosure, foreclose the lien of this Security Instrument as against all or any part of the Property and have the same sold pursuant to any non-judicial foreclosure remedy available to Security Instruments under applicable Colorado law, (iii) Lender may exercise any or all of the remedies of a secured party under the Uniform Commercial Code with respect to any personal property covered hereby and (iv) Lender may exercise any and all other rights and remedies available to Lender under any or all of the Loan Documents, whether available at law or granted by contract.  If Lender or Trustee should proceed to dispose of any personal property in accordance with the provisions of the Uniform Commercial Code, five (5) days’ notice by Lender or Trustee to Borrower shall be deemed to be commercially reasonable notice under any provision of the Uniform Commercial Code requiring notice.  Borrower, however, agrees that all other property of every nature and description, whether real or personal, covered by this Security Instrument, together with all personal property used on or in connection with the Property or any business conducted thereon by the Borrower and covered by separate security agreements, are encumbered as one unit, that this Security Instrument and such security interests, at Lender’s option, may be foreclosed or sold in the same proceeding, and that all property encumbered (both realty and personalty), at Lender’s option, may be sold as such in one unit as a going business, subject to the provisions of applicable law.  In any action service of process may be made upon the Borrower by mailing a copy of the papers to be served to the Borrower at the address set forth on the first page hereof, and such service shall be deemed complete upon the posting of such papers in any mail box regularly maintained by the United States Post Office.

 5.03

Financing Statements. This Security Instrument is intended to be a financing statement within the meaning of Section 9-402 (6) of the Uniform Commercial Code with respect to any portion of the Property which is or may become fixtures relating to the Property.  The addresses of Borrower (Debtor) and Lender (Secured Party) are as set forth above.

 5.04

Power of Sale.  Upon or at any time after the occurrence and during the continuance of an Event of Default, Lender may, or acting through Trustee may, either with or without entry or taking possession of the Property as provided in this Security Instrument or otherwise, personally or by its agents or attorneys and without prejudice to the right to bring an action for foreclosure of this Security Instrument, sell the Property or any part thereof pursuant to any procedures provided by applicable law, and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales in its entirety or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by applicable law.  All notices relating to or in connection with such a sale or under any applicable law pertaining thereto shall be in writing and shall be deemed by sufficiently given or served for all purposes when delivered (i) by personal service or courier service, and shall be deemed given on the date when signed for or, if refused, when refused by Borrower’s agent, or (ii) by United States certified mail, return receipt requested, postage prepaid, and shall be deemed given two (2) days after being sent, to any party hereto at its applicable address as set forth herein.  For purposes hereof, notices may be given by Lender, Trustee or by their attorneys.

 5.05

Purchase of Property by Lender.  Lender may be a purchaser of the Property or of any part thereof or of any interest therein at any sale thereof, whether pursuant to foreclosure or otherwise, and may apply upon the purchase price thereof the indebtedness secured hereby owing to Lender.  Lender shall, upon any such purchase, acquire good title to the properties so purchased, free of the lien of this Security Instrument and free of all rights of redemption in Borrower.

 5.06

Waiver of Appraisement, Valuation, etc.  Borrower hereby waives, to the fullest extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Property or any part thereof or any interest therein.

 5.07

Sale a Bar Against Borrower.  Any sale of the Property or any part thereof or any interest therein under or by virtue of this Security Instrument, whether pursuant to foreclosure or otherwise, shall forever be a bar against Borrower.

 5.08

Sale in One or More Parcels.  If this Security Instrument is foreclosed, the Property, or any interest therein, may at Lender’s discretion, be sold in one or more parcels or in several interests or portions in any order or manner.

 5.09

Application of Proceeds of Sale and Other Moneys.  The proceeds of any sale of the Property or any part thereof or any interest therein under or by virtue of this Security Instrument, whether pursuant to foreclosure or otherwise, and all other moneys at any time held by Lender as part of the Property, shall be applied as follows:

First:  to the payment of the out-of-pocket costs and expenses of such sale (including, without limitation, reasonable attorneys’ fees and expenses, the cost of evidence of title and the costs and expenses, if any, of taking possession of, retaining custody over, repairing, managing, operating, maintaining and preserving the Property or any part hereof prior to such sale), all out-of-pocket costs and expenses of any receiver of the Property or any part thereof, and any taxes, assessments or charges prior to the lien of this Security Instrument, which Lender may consider necessary or desirable to pay;

Second:  to the payment of any indebtedness secured by this Security Instrument, other than indebtedness with respect to the Note at the time outstanding, which Lender may consider necessary or desirable to pay;

Third:  to the payment of all amounts of principal of, premium, if any, and interest and other charges at the time due and payable on the Note at the time outstanding (whether due by reason of maturity or as an installment of interest or by reason of any prepayment requirement or by declaration of acceleration or otherwise), including interest at the Default Rate on any overdue principal and premium, if any, and (to the extent permitted under applicable law) on any overdue interest; and in case such moneys shall be insufficient to pay in full the amounts so due and unpaid upon the Note at the time outstanding, then, first, to the payment of all amounts of interest and other charges at the time due and payable on the Note, and second to the payment of all amounts of principal at the time due and payable on the Note; and

Fourth:  the balance, if any, held by Lender after payment in full of all amounts referred to in subdivisions First, Second and Third above, shall, unless a court of competent jurisdiction may otherwise direct by final order not subject to appeal, be paid to or upon the direction of Borrower.

During the continuance of an Event of Default, all proceeds of repayment, including any payment or recovery on the Property (or any portion thereof) (whether through foreclosure, deed in lieu of foreclosure or otherwise), and the remaining balance of any reserves established pursuant to the terms hereof and the other Loan Documents shall, unless otherwise provided in the Loan Documents, be applied in such order and in such manner as Lender shall elect in Lender’s sole discretion.

 5.10

Appointment of Receiver.  If an Event of Default shall have occurred and be continuing, then for so long as, and until, the indebtedness secured hereby is repaid in full, Lender and Trustee shall, as a matter of right, upon ex parte application and without regard to the value of the Property or the adequacy of any security for the indebtedness secured hereby and without regard to whether Lender has commenced an action to foreclose the lien of this Security Instrument and without requirement for prior notice, be entitled to the appointment of a receiver for all or any part of the Property, whether such receivership be part of the Property or otherwise, and without regard to the nature of the action in which the appointment of a receiver is sought, and Borrower hereby consents to, and waives prior notice of, the appointment of such a receiver and will not oppose any such appointment.  Such receiver or other official shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Lender to receive the receipts with respect to any of the Property pursuant to this Security Instrument or any other Loan Documents.  Without limiting the generality of the foregoing, such receiver shall have, as permitted by the court ordering the same, the power to make Leases to be binding upon all parties, including Borrower, the purchaser at a sale pursuant to a judgment of foreclosure and any person acquiring an interest in the Property after entry of a judgment of foreclosure and the power to extend or modify any then-existing Leases, which extensions and modifications may provide for terms to expire, or for options for tenants to extend or renew beyond the stated maturity date of the Note, it being understood and agreed that any such Leases, and the options or other provisions to be contained therein, shall be binding upon Borrower and all the persons whose interest in the Property are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption, reinstatement, discharge of the Indebtedness, satisfaction of any foreclosure judgment, or issuance of any certificate of sale or deed to any purchaser. In addition, such receiver shall have, as permitted by the court ordering the same, all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Property during the whole of the period of such receivership.  Lender or Trustee may also seek a temporary restraining order or other injunctive relief with respect to any act of omission constituting an Event of Default.

 5.11

Possession, Management and Income.  If an Event of Default shall have occurred and be continuing, Lender or Trustee, without notice to Borrower, may lawfully enter upon and take possession of the Property or any part thereof by force, summary proceeding, ejectment or otherwise (to the extent permitted by applicable law) and may remove Borrower and all other Persons and any and all property therefrom and may hold, operate, maintain, repair, preserve and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof. Borrower, if it is then the occupant of the Property or any part thereof, shall immediately surrender possession of the space so occupied to Lender and if Borrower is permitted to remain in possession, the possession shall be as a month-to-month tenant of Lender, and, on demand, Borrower shall pay to Lender monthly, in advance, a fair market rental as determined by Lender, for the space so occupied, and in default thereof Borrower may be dispossessed by the usual summary proceedings. Lender shall be under no liability for or by reason of any such taking of possession, entry,  removal or holding, operation or management, except that any amounts so received by Lender shall be applied to pay all reasonable costs and expenses of so entering upon, taking possession of, holding, operating, maintaining, repairing, preserving, and managing the Property or any part thereof, and any taxes, assessments or other charges prior to the lien and security interest of this Security Instrument which Lender may consider necessary or desirable to pay, and any balance of such amounts shall be applied as provided in Section 5.09.  The covenants herein contained may be enforced by a receiver of the Property or any part thereof.

 5.12

Right of Lender to Perform Borrower’s Covenants, etc.  If Borrower shall fail to make any payment or perform any act required to be made or performed hereunder beyond any applicable notice and cure period, Lender, without notice to or demand upon Borrower, and without waiving or releasing any obligation or default, may, or acting through Trustee may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower, and may enter upon the Property for such purpose and take all such action thereon as, in Lender’s opinion, may be necessary or appropriate therefor.  No such entry and no such action shall be deemed an eviction of any tenant of the Property or any part thereof.  All sums so paid by Lender and all costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment or incurring, shall constitute additional indebtedness secured by this Security Instrument and shall be paid by Borrower to Lender on demand.

 5.13

Remedies, etc., Cumulative.  Each right, power and remedy of Lender or Trustee provided for in this Security Instrument or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Security Instrument or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lender or Trustee of any one or more of the rights, powers or remedies provided for in this Security Instrument or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Lender or Trustee of any or all such other rights, powers or remedies.

 5.14

Provisions Subject to Applicable Law.  All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.  If any term of this Security Instrument or any application thereof shall be illegal, invalid or unenforceable, the remainder of this Security Instrument and any other application of such term shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Security Instrument a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

 5.15

No Waiver, etc.  No failure by Lender, Trustee or any holder of the Note to insist upon the strict performance of any term hereof or thereof, or to exercise any right, power or remedy consequent upon a breach hereof or thereof, shall constitute a waiver of any such term or of any such breach.  No waiver of any breach shall affect or alter this Security Instrument, which shall continue in full force and effect with respect to any other then existing or subsequent breach.  By accepting payment of any amount secured hereby before or after its due date, neither Lender nor any holder of the Note shall be deemed to waive its right either to require prompt payment when due of all other amounts payable hereunder or to declare a default for failure to effect such prompt payment.  Any and all special notations or endorsements on checks by Borrower to Lender shall be of no effect against Lender and will not result in an accord and satisfaction.

 5.16

Compromise of Actions, etc.  Any action, suit or proceeding brought by Lender or Trustee pursuant to any of the terms of this Security Instrument or otherwise, and any claim made by Lender or Trustee hereunder may be compromised, withdrawn or otherwise dealt with by Lender or Trustee without any notice to or approval of Borrower, except as shall be required by law and cannot be waived.

 5.17

Security Instrument Includes All Property.   Upon the foreclosure of this Security Instrument and the sale of the Property resulting therefrom including to Lender or its designee, and regardless of the amount bid at the foreclosure sale and whether or not there is a deficiency remaining on the Note, the purchaser shall acquire all of Borrower’s interest in and to all of the Property including, without limitation, the proceeds relating to all or any part thereof.  By way of example, without implied limitation, the purchaser shall be deemed to have acquired all tax refunds, insurance proceeds and any other claims attributable to the Property even if actually received or collected after such foreclosure sale.

 5.18

Actions and Proceedings. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property. Lender is hereby granted an irrevocable power of attorney, coupled with an interest, to act, after the occurrence and during the continuance of an Event of Default, in the stead of Borrower for the purpose of commencing, continuing and/or maintaining any tax certiorari proceeding in respect of the Property for any period, whether before, during or after the date of such Event of Default. Lender shall, at its option, be subrogated to the lien of any Security Instrument or other security instrument discharged in whole or in part by the indebtedness secured hereby, and any such subrogation rights shall constitute additional security for the payment of the indebtedness secured hereby.

 5.19

Waiver of Trial by Jury and Counterclaim. BORROWER HEREBY WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A MANDATORY OR COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY LENDER OR TRUSTEE.  BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER OR IN ANY COUNTERCLAIM ASSERTED BY EITHER PARTY, OR IN ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SECURITY INSTRUMENT, THE NOTE, ANY OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH, OR THE INDEBTEDNESS SECURED HEREBY.

 5.20

Marshalling and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

 5.21

Remedies of Borrower. Borrower understands and agrees that in no event shall Lender (or any of its partners, shareholders, trustees, officers, directors, employees, agents, attorneys or representatives) have any personal liability hereunder or be liable for any consequential damages hereunder.  In particular but without implied limitation, in the event that a claim or adjudication is made that Lender has acted unreasonably or has unreasonably delayed acting in any case where by law or under the Note, this Security Instrument or other documents executed in connection therewith, it has an obligation to act reasonably or promptly, Lender shall not be liable for any monetary damages, and Borrower’s exclusive remedies shall be limited to injunctive relief or declaratory judgment.

 5.22

Waiver of Right of Redemption and Other Rights.  To the full extent permitted by law, Borrower hereby covenants and agrees that it will not at any time: (a) insist upon or plead, or in any manner whatsoever claim or take any advantage of, any stay, exemption or extension law or any so-called “moratorium law” now or at any time hereafter in force; or (b) claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Property, or any part thereof, prior to any sale or sales thereof to be made pursuant to any provisions herein contained or prior to any decree, judgment or order of any court of competent jurisdiction; or (c) claim or exercise any rights under any statute now or hereafter in force to redeem the property, or any part thereof, or relating to the marshaling thereof, upon foreclosure sale or other enforcement hereof.  To the full extent permitted by law, Borrower hereby expressly waives any and all rights to reinstatement and redemption, on its own behalf, on behalf of all persons claiming or having an interest (direct or indirect) by, through or under Borrower and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date hereof, it being the intent hereof that any and all such rights of reinstatement and redemption of Borrower and such other persons are and shall be deemed to be hereby waived to the full extent permitted by applicable law. To the full extent permitted by law, Borrower hereby waives any statute of limitations applicable to this Security Instrument or the other Loan Documents. To the full extent permitted by law, Borrower agrees that it will not, by invoking or utilizing any applicable law or laws or otherwise, hinder, delay or impede the exercise of any right, power or remedy herein or otherwise granted or delegated to Lender or Trustee, but will suffer and permit the exercise of every such right, power and remedy as though no such law or laws have been or will have been made or enacted. To the full extent permitted by law, Borrower hereby agrees that no action for the enforcement of the lien or any provision hereof shall be subject to any defense which would not be good and valid in an action at law upon the Note.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants and covenants and agrees that, as of the date of delivery of this Security Instrument:

 6.01

Ownership.  Borrower has good and marketable fee simple title to the Property free and clear of all liens, encumbrances and charges whatsoever, except for the Permitted Exceptions.

 6.02

Organization, Standing, etc., of Borrower.  If Borrower is a partnership, limited partnership, corporation, limited liability company or other entity (whichever is set forth after the name of Borrower in the Preamble to this Security Instrument) duly formed, it is validly existing and in good standing under the Uniform Partnership Act, Uniform Limited Partnership Act, business corporations law, limited liability company law or other applicable law, as the case may be, of the state in which the Borrower was organized, and is in good standing in the state in which the Property is located, and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, and to execute, deliver and perform this Security Instrument and to issue and sell the Note.  Borrower is now able to meet its debts as they mature, the fair market value of its assets exceeds its liabilities and no bankruptcy or insolvency proceedings are pending against or by or contemplated by the Borrower. The execution of this Security Instrument, the Note, the Guaranty and the documents executed and/or delivered in connection therewith will not defraud, hinder or delay any of the creditors of the Borrower and the Borrower is not nor will it be rendered insolvent by reason of the execution of this Security Instrument, the Note, the Guaranty or the documents executed in connection therewith. The Borrower is, to the best of its knowledge, not in default, nor has the Borrower received any notice of any uncured default, under the terms of any instrument evidencing or securing any indebtedness of the Borrower, and there has, to the best of its knowledge, occurred no event, which, if uncured or uncorrected would constitute a default under any such instrument upon notice or lapse of time or both.  All reports, statements and other data furnished by the Borrower to the Lender in connection with the loan evidenced by the Note are true, correct and complete in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading.  This Security Instrument, the Note, the Guaranty and other instruments securing the Note or otherwise executed in connection therewith are valid and binding obligations enforceable in accordance with their respective terms.

 6.03

Compliance with Other Instruments, etc.  The execution, delivery, recordation and performance of this Security Instrument and the consummation of the transactions contemplated hereby (including the issue and sale of the Note) will not result in any violation of any term or condition of any contract, agreement, lease, instrument, judgment, decree, order, statute, rule, regulation, ordinance, franchise, certificate, permit or the like applicable to Borrower or by which Borrower or its or their properties or assets are bound or affected.

 6.04

Governmental Consent.  No consent, approval or authorization of, or registration, declaration or filing with, any governmental or public authority, body or agency, including any creditor, partner, or Member of Borrower,  is required in connection with the valid execution, delivery and performance by Borrower of this Security Instrument or any of the other Loan Documents and the issue and sale of the Note, except the recordation of this Security Instrument in the appropriate recording office or offices and the filing of all necessary financing statements with respect thereto.

 6.05

Litigation, etc.  Except as otherwise disclosed to Lender in writing as of the date hereof, there is no action, suit, proceeding or investigation pending or to the best of Borrower’s knowledge, threatened in writing against Borrower, Guarantor, any member of Borrower or the Property or any portion thereof which would reasonably be expected to have a material adverse effect on Borrower’s ability to perform its obligations under the Loan Documents. No written notice has been given by any governmental authority of any proceeding to condemn, purchase or otherwise acquire the Property or any part thereof or interest therein and, to the best of Borrower’s knowledge, no such proceeding is contemplated.

 6.06

No Violations, etc.  Except as otherwise disclosed to Lender in writing as of the date hereof, Borrower is in compliance in all respects with all governmental laws, rules and regulations and other requirements which are applicable to the Property or any part thereof, or any use or condition of the Property or any part thereof.  Except as set forth in any post-closing written agreement with the Lender to cure existing violations, or as specified in the Borrower’s title commitment or other writing provided heretofore to Lender, the Borrower has no knowledge of any violation, nor is there any written notice or other record of violation, of any zoning, health, safety, building, fire, labor, environment, or other statute, ordinance, rule, regulation or restriction applicable to the Property or any part or use thereof.

 6.07

Use of Proceeds.  Borrower has applied and will apply the proceeds of the Note for such purpose as does not and will not constitute a use of any part thereof, directly or indirectly, for the purpose of purchasing or carrying any “margin security” within the meaning of Regulation G, 12 C.F.R. 207, as amended, and no part of the proceeds of the Note was used or will be used for the purpose (whether immediate, incidental or ultimate) of “purchasing” or “carrying” any “margin security” within the meaning of such Regulation G or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.  Borrower does not own or have any present intention of acquiring any such margin security and will not otherwise knowingly take or permit any action which would involve a violation of such Regulation G or any other Regulation of the Board of Governors of the Federal Reserve System.

 6.08

Easements and Utility Services.  Borrower has all easements, including those for use, maintenance, repair and replacement of and access to structures, facilities or space for support, mechanical systems, utilities (including water and sewage disposal) and any other private or municipal improvements, services and facilities, necessary for the proper operation, repair, maintenance, occupancy and use of the Property for its current and any proposed uses. To Borrower’s knowledge, electric, gas, sewer and water facilities and all other necessary utilities are available in sufficient capacity to satisfactorily service the Property.

 6.09

Disclosure.  Neither this Security Instrument nor any other document or certificate furnished to Lender or to counsel for Lender in connection with the transactions contemplated hereby contains any untrue statement of a material fact or, to Borrower’s knowledge, omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

 6.10

Offering of the Note.  Neither Borrower nor anyone acting on its behalf has directly or indirectly offered the Note or any part thereof or any similar instrument for sale to, or solicited any offer to buy any of the same from, anyone other than Lender.  Neither the Borrower nor anyone acting on its behalf has taken or will take any action which would subject the issuance of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended, or similar state or local laws.

 6.11

Contingent Liabilities.  Borrower has no contingent liabilities, other than those related to its ownership of the Property.  Member has no contingent obligations.

 6.12

Adequate Disclosure.  To its knowledge, Borrower has disclosed to Lender all material facts relating to the Property and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading relating to the Property.

ARTICLE 7

CERTAIN DEFINITIONS

 7.01

Certain Definitions.  For all purposes of this Security Instrument, the following terms have the following respective meanings unless the context otherwise requires:

Affiliate:  With respect to a specified Person, any Person which, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person, including, without limitation, any limited liability company or corporation in which such Person is a Member.

Business Day:  any day of the year other than (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed in New York City.

Compliance Certificate:  the meaning specified in Section 3.01.03.

Default Rate:  the meaning specified in the Note.

Due and Payable:  when used with reference to the principal of, or premium or interest on, or when referring to any and all other sums secured by this Security Instrument shall mean due and payable, whether at the monthly or other date of payment or at the date of maturity specified in the Note or this Security Instrument; or, in the case of Impositions, the last day upon which any charge may be paid without penalty and/or interest.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder from time to time.

Event of Default:  the meaning specified in Section 5.01.

Exit Fee:  the meaning specified in the Note.

Furniture, Furnishings and Equipment:  the meaning specified in the Granting Clause.

Guarantor: the meaning specified in Section 1.02.

Guaranty:  the meaning specified in Section 1.02.

Hazardous Substances:  the meaning specified in the Environmental Indemnity Agreement dated the date hereof and made by Borrower and Guarantor in favor of Lender.

Herein, Hereof, Hereto and Hereunder:  shall refer to this Security Instrument and all amendments, modifications, extensions and renewals hereof.

Impositions:  the meaning specified in Section 2.04.

Improvements:  the meaning specified in the Granting Clause.

Including:  shall mean “including but not limited to”.

Indebtedness: shall mean all sums due under the Note and Loan Documents.

Insurance Requirements:  the meaning specified in Section 2.05.

Internal Revenue Code:  The Internal Revenue Code of 1986, as amended from time to time.

Land:  the parcel of real estate described in Exhibit A.

Leases:  the meaning specified in the Granting Clause.

Legal Requirements:  the meaning specified in Section 2.05.

Loan:  As defined in the Recitals to this Security Instrument.

Loan Documents:  shall mean the Note, this Security Instrument and each and every other document executed and delivered in connection therewith.

Member: shall mean a member, shareholder, partner or other Person with an interest in the Borrower.

Note:  the meaning specified in the Granting Clause.

Obligations: the meaning specified in Section 1.02.

OFAC:  Office of Foreign Asset Control of the Department of the Treasury of the United States of America.

Permitted Encumbrances:  the meaning specified in Section 2.01.

Person:  a corporation, an association, a partnership, a limited liability company or partnership, an entity, an organization, a business, an individual, a trust, a government or political subdivision thereof or a governmental or quasi-governmental agency.

Property:  the meaning specified in the Granting Clause.

Security Instrument:  this Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing.

Taking:  the meaning specified in Section 3.02.

Term Sheet:  the meaning specified in Section 1.03.

Total Destruction:  the meaning specified in Section 3.04.

Total Taking:  the meaning specified in Section 3.04.

Uniform Commercial Code:  the Colorado Uniform Commercial Code, as same may be amended from time to time.

ARTICLE 8

MISCELLANEOUS

 8.01

Further Assurances.  Borrower at its expense will execute, acknowledge and deliver all such instruments and take all such actions as Lender from time to time may reasonably request (a) to better subject to the lien and security interest of this Security Instrument all or any portion of the Property, (b) to perfect, publish notice or protect the validity of the lien and security interest of this Security Instrument, (c) to preserve and defend the title to the Property and the rights of Lender therein against the claims of all persons and parties so long as this Security Instrument shall remain undischarged, (d) to better subject to the lien and security interest of this Security Instrument with respect to any replacement or substitution for any Improvements or any other after-acquired property, or (e) in order to further effectuate the purpose of this Security Instrument and to carry out the terms hereof and to better assure and confirm to the Lender or Trustee its rights, powers and remedies hereunder. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender or Trustee at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 8.01.

 8.02

Certificates.  At Lender’s written request, Borrower shall without charge, at any time and from time to time, deliver to Lender or its designee a certificate duly executed by Borrower and each Guarantor certifying, to the best of their knowledge, the principal amount then outstanding hereon, or on the Note, the date to which interest has been paid, and that no condition exists and no event has occurred under this Security Instrument or the Note which constitutes a default hereunder, or which, with the passage of time or giving of notice or both, would constitute a default hereunder or, if any such condition exists or event has occurred, specifying the nature and period of existence thereof or the date of occurrence.

 8.03

Additional Security.  Without notice to or consent of Borrower, and without impairment of the lien and rights created by this Security Instrument, Lender may accept from Borrower or from any other Person additional security for the Note; neither the giving of this Security Instrument nor the acceptance of any such additional security shall prevent Lender from resorting, first, to such additional security, or, first, to the security created by this Security Instrument, or concurrently to both, in any case without affecting Lender’s lien and rights under this Security Instrument.

 8.04

Notices, etc.  All notices, demands, requests, consents, approval and other instruments under this Security Instrument or the Note shall be in writing and shall be deemed to have been actually or properly given if and when received or upon refusal thereof if (i) mailed by first-class registered or certified mail, return receipt requested, postage prepaid, (ii) personal delivery or (iii) national overnight courier, addressed (a) if to Borrower, to it at its address set forth in the preamble to this Security Instrument, (b) if to Lender originally named herein to it at 60 Cuttermill Road, Suite 601, Great Neck, New York 11021, or at such other address as Lender may have designated by notice to Borrower, or (c) if to any other holder of the Note, at such address as such holder shall have designated by notice in writing to Borrower, or, until an address is so designated, to and at the address of the last holder so designating an address.  The foregoing insertion of Borrower’s mailing address shall be deemed to be a request by Borrower that a copy of any notice of default and of any notice of sale hereunder be mailed to Borrower at such address as provided by law.  Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

 8.05

Amendments and Waivers.  This Security Instrument, the Note, and any term hereof or thereof may be amended, discharged or terminated and the observance of any term of this Security Instrument or the Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party to be charged.

 8.06

Expenses.  Borrower shall pay or cause to be paid (a) the cost of filing and recording of this Security Instrument, the Uniform Commercial Code financing statements and any other documents to be filed or recorded in connection with the execution and delivery hereof or thereof; (b) all taxes (including interest and penalties) at any time payable in connection with the execution and delivery of this Security Instrument and any other instruments or agreements relating hereto or thereto, any amendment or waiver relating hereto or thereto, the issue and acquisition of the Note and, where applicable, such filing and recording (Borrower agreeing to indemnify Lender in respect of such taxes, interest and penalties); (c) the cost of Borrower’s performance of and compliance with the terms and conditions of this Security Instrument and of the other instruments mentioned herein; (d) the cost of title insurance, reinsurance, security interest searches and surveys required hereby or delivered in connection herewith; (e) the fees, out-of-pocket expenses and disbursements of Lender’s counsel in connection with the subject matter of this Security Instrument and any amendments, releases or other actions or waivers hereunder or in respect hereof; and (f) all reasonable out-of-pocket expenses incurred by Lender in connection herewith.  Borrower shall indemnify and hold Lender harmless from and against all claims in respect of all fees of brokers and finders payable in connection with this Security Instrument.

 8.07

Limitation on Interest.  Under no circumstances shall Borrower be charged under the Note or this Security Instrument, more than the highest rate of interest which lawfully may be charged by the holder of the Note and paid by the Borrower on the indebtedness secured hereby.  It is, therefore, agreed that if at any time interest on the indebtedness secured hereby would otherwise exceed the highest lawful rate, only such highest lawful rate shall be charged to or paid by Borrower.  Should any amount be paid to Lender in excess of such legal rate, such excess shall be deemed to have been paid in reduction of the principal balance of the Note.

 8.08

Miscellaneous; Governing Law.  All the terms of this Security Instrument shall apply to and be binding upon the respective successors and assigns of Borrower, and all Persons claiming under or through Borrower or any such successor or assign, and shall inure to the benefit of and be enforceable by Lender and its successors, participants and assigns.  The headings and table of contents, if any, in this Security Instrument are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.  This Security Instrument may be executed in several counterparts, each of which shall constitute one and the same instrument. This Security Instrument shall be construed and enforced in accordance with and governed by the laws of the State of Colorado without taking into effect its conflicts of law provisions.  Borrower hereby irrevocably submits itself to the jurisdiction of the Courts of the State of Colorado, situated in the county in which the Property is located, for any litigation relating to the Note, this Security Instrument or the Property.

This Security Instrument and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, between Borrower and/or its Affiliates and Lender or Trustee or their respective Affiliates are superseded by the terms of this Security Instrument and the other Loan Documents.

 8.09

Set-Offs. (i) From time to time in connection with the payment of interest due and payable under the Note, and (ii) in all other instances, after the occurrence and during the continuance of an Event of Default, the Borrower hereby irrevocably authorizes and directs Lender from time to time to charge the Borrower’s accounts and deposits with Lender, (general or special, time or demand, provisional or final), and to pay over to the Lender an amount equal to any amounts from time to time due and payable to the Lender hereunder or under any other Loan Document. The Borrower hereby grants to the Lender, subject to the terms and conditions of this Security Instrument, a security interest in and to all such accounts and deposits maintained by the Borrower with Lender.

 8.10

Loan Transfers.  Notwithstanding anything to the contrary set forth herein or in any other Loan Document, Lender reserves the right at any time during the term of the indebtedness secured by this Security Instrument and in its sole and absolute discretion to (i) sell, transfer or assign its entire interest or one or more participation interests in the indebtedness secured by this Security Instrument and the Loan Documents, including its rights and obligations as servicer of the Indebtedness, by certificates, participations, securities, pari passu notes evidencing whole or component interests therein, or otherwise, through one or more public or private offerings, and/or deposit this Security Instrument, the Note and other Loan Documents, or any interest therein, with a trust, which trust may sell Security Instrument pass-through certificates or other securities certificates to investors evidencing an ownership interest in the trust assets, including in connection with a securitization of or the creation of collateralized debt obligations secured by or financed through an “owner trust”, (ii) otherwise sell the Loan or interests therein to investors, and/or (iii) cause the Note, this Security Instrument and the other Loan Documents to be split into two or more notes, parts or interests, in whatever proportion Lender deems appropriate, which may be in the form of pari passu interests, senior and junior interests, or other interests, and thereafter to sell, assign, participate, syndicate or securitize all or any part of either or both of such severed or split obligations and documents. Borrower hereby consents to Lender’s disclosure of the Loan Documents, credit information and reports on Borrower, its principals and any guarantor or other party to the Loan Documents and any other documentation or information related to the Loan or Borrower as Lender desires to make available to any transferee, participant or investor in connection with any transaction described in this Section 8.10 or any similar transaction.

 8.11

Sole Discretion of Lender. Wherever pursuant to this Security Instrument, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

 8.12

No Oral Modification. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by each of Borrower and Lender.

 8.13

Duplicate Originals. This Security Instrument may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

 8.14

No Third Party Rights.  No Person shall be a third-party beneficiary of any provision of this Security Instrument.  All provisions of this Security Instrument favoring Lender are intended solely for the benefit of Lender, and no third party shall be entitled to assume or expect that Lender will or will not waive or consent to modification of any such provision.

ARTICLE 9

PARTICULAR PROVISIONS

 9.01

Joint and Several.  If more than one party constitute Borrower hereunder, each such party shall be jointly and severally liable hereunder.

 9.02

Use.  Borrower shall not use the Property as a permanent or temporary personal residence for Borrower, Guarantor or any other Person which is an Affiliate of Borrower or Guarantor.  In the event that the Property shall be occupied by any of the foregoing parties, whether by lease or otherwise, upon an Event of Default hereunder such occupants shall be jointly and severally liable to pay to Lender rent based on the higher of the rent called for in their lease, if any, or the then fair market rental value of the Property.  Upon the default in the payment of such rent, Lender, by itself or by its agent or receiver, shall be entitled to evict any such occupants from the Property.  The payment of such rent shall only serve to make any such occupant a month to month tenant and shall in no manner affect a cure of the Event of Default hereunder.

 9.03

Modifications.  Any written agreement or agreements hereafter entered into by Lender or Trustee which (i) extend the time of payment of the indebtedness secured by this Security Instrument, (ii) change or modify the time or times of payment or the amount of the installments or fixed sums or the interest rate thereof, (iii) change, modify, extend, renew or terminate other terms, provisions, covenants or conditions of this Security Instrument or the notes, bonds, or obligations which it secures, or (iv) consolidate, spread, release or sever the lien of this Security Instrument, shall be effective in accordance with the terms and provisions thereof and shall be binding according to the tenor thereof on the owner or holder of subordinate, intervening or subsequent liens on any of the Property and any such liens shall continue.

 9.04

Borrower.  Whenever a covenant, agreement, obligation, representation or warranty is made by or with respect to Borrower in this Security Instrument, it shall also be deemed a covenant, agreement, obligation, representation or warranty of, and with respect to, each person or entity constituting Borrower.  If any act or omission by Borrower would constitute a default or Event of Default under this Security Instrument, then such act or omission by any person or entity constituting Borrower shall also constitute a default or Event of Default under this Security Instrument.  Any reference to Borrower shall not be deemed solely a reference to all of the persons and entities constituting Borrower as a group, but shall also be deemed a separate reference to each of the persons or entities constituting the Borrower.  If any covenant, agreement, obligation, representation or warranty is made by Borrower with respect to the Property, such covenant, agreement obligation, representation or warranty shall also be deemed to apply with respect to any portion thereof or interest therein.  It is the intention of the parties that, in addition to all rights and remedies that Lender or Trustee has pursuant to the express terms of this Security Instrument, Lender and Trustee shall also have all the rights and remedies that Lender and Trustee would have if each person or entity constituting Borrower had executed and delivered to Lender and Trustee a separate Security Instrument encumbering only that portion of the Property owned by such person or entity and otherwise on the same terms and conditions as this Security Instrument.

ARTICLE 10

BANKRUPTCY

 10.01

Relief from Bankruptcy Stay. Borrower agrees that, in the event that Borrower, any Guarantor or any of the persons or parties constituting Borrower or a Guarantor shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the United States Code, as amended (“Bankruptcy Code”), (ii) be the subject of any order for relief issued under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled and Borrower irrevocably consents to immediate and unconditional relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender or Trustee as provided for herein, in the Note, other Loan Documents delivered in connection herewith and as otherwise provided by law; and Borrower (a) hereby irrevocably waives any right to object to such relief and acknowledges that no reorganization in bankruptcy is feasible; (b) waives its exclusive right pursuant to Section 1121(b) of the Bankruptcy Code to file a plan of reorganization and irrevocably consents to Lender filing a plan immediately upon the entry of an order for relief if an involuntary petition is filed against Borrower or upon the filing of a voluntary petition by such Borrower; and (c) in the event that Lender shall move pursuant to Section 1121(d) of the Bankruptcy Code for an order reducing the 120-day exclusive period, Borrower shall not object to any such motion.

ARTICLE 11

FORECLOSURE JUDGMENT

 11.01

Foreclosure Sale.  Lender may, or acting through Trustee may, institute any one or more actions of foreclosure against all or any part of the Property, or take such other action at law or in equity for the enforcement of this Security Instrument and realization on the security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the principal secured hereby, together with all future advances and any other sums due by Borrower in accordance with the provisions of this Security Instrument, together with interest from the date of default at the Default Rate, all costs of suit and reasonable attorneys’ fees.  In case of any sale of the Property by judicial proceedings (the “Foreclosure Sale”), the Property may be sold in one parcel or in such parcels, manner or order as Lender in its sole discretion may elect.  Borrower, for itself and anyone claiming by, through or under it, hereby agrees that Lender shall in no manner, in law or in equity, be limited, except as herein provided, in the exercise of its rights in the Property or in any other security hereunder or otherwise appertaining any obligation secured by this Security Instrument, whether by any statute, rule or precedent which may otherwise require said security to be marshaled in any manner and Borrower, for itself and others as aforesaid, hereby expressly waives and releases any right to or benefit thereof.  The failure to make any tenant a defendant to a foreclosure proceeding shall not be asserted by Borrower as a defense in any proceeding instituted by Lender to collect the amounts secured hereby or any deficiency remaining unpaid after the Foreclosure Sale.

 11.02

Payment Obligations. All obligations of the Borrower under this Security Instrument, (collectively, the “Payment Obligations”) including but not limited to, payment of Impositions, insurance premiums, expenses of Lender (including expenses to be reimbursed pursuant to Section 8.06, the Exit Fee (if any) and all other expenses incurred by Lender in connection with its ownership of this Security Instrument and the Note, the enforcement of its right under this Security Instrument and this Note, or the enforcement of any judgment of foreclosure or any deficiency judgment), in any proceeding whatsoever, including a bankruptcy proceeding, shall not merge into any foreclosure judgment and shall continue in full force and effect until the Foreclosure Sale notwithstanding any entry of a foreclosure judgment.

 11.03

Survival.  Borrower agrees that the obligations and liabilities of Borrower under this Security Instrument shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of any entry of any foreclosure judgment in respect of this Security Instrument.

 11.04

Obligations of Continued Performance.  Upon the entry of a foreclosure judgment in respect of the Security Instrument, Borrower shall continue to perform its obligations under the Security Instrument, including, but not limited to, payment of all Payment Obligations.

 11.05

Failure of Borrower to Perform Obligations.  In the event, upon entry of a foreclosure judgment in respect of the Security Instrument, Borrower fails to perform any of its obligations under the Security Instrument, including but not limited to, the Payment Obligations: (i) Lender may, but shall not be obligated to, perform said obligations, (ii) Borrower shall remain liable to Lender for Lender’s performance prior to the Foreclosure Sale of Borrower’s obligations under the Security Instrument, and (iii) Lender shall be entitled to any remedies available under the Security Instrument for Borrower’s failure to perform its obligations which accrued prior to the Foreclosure Sale.

ARTICLE 12

STATE SPECIFIC PROVISIONS

 12.01

State-Specific Provisions.  In the event of any inconsistencies between the terms and conditions of this Section 12 and the terms and conditions of this Security Instrument, the terms and conditions of this Section 12 shall control and be binding.

(a)

Maturity Date. The maturity date of the Loan is on or before December 31, 2020.

(b)

Fixture Filing. This Security Instrument constitutes a fixture filing, and as such, covers all items of the Property which are or become fixtures on the Land or the Improvements.

(c)

Maximum Principal Amount.  The maximum principal amount hereunder is Nine Hundred Seventy-Five Thousand and 00/100 DOLLARS ($975,000.00).

(d)

Foreclosure.  Notwithstanding anything to the contrary contained in this Security Instrument, the following provisions shall apply with respect to foreclosure proceedings:

(i)

Judicial Foreclosure.  Lender may foreclose this Security Instrument, insofar as it encumbers the Property, by way of a judicial foreclosure by appropriate proceedings in any court of competent jurisdiction pursuant to Rule 105 of the Colorado Rules of Civil Procedure and the applicable provisions of Title 38, Article 38, Colorado Revised Statutes, as currently in effect, as amended, or in any other manner then permitted by law.  If this Security Instrument encumbers more than one parcel of real estate, foreclosure may be by separate parcel or en masse, as Lender may elect in its sole discretion.  Foreclosure will be initiated by Lender’s delivering a copy of the judgment and decree of foreclosure to the county sheriff together with the sheriff’s sale documents as required by law.  Upon the delivery of such judgment and decree of foreclosure and/or necessary sheriff’s sale documents, the sheriff shall promptly comply with all notice and other requirements of the laws of Colorado then in force with respect to such sales, and shall give four weeks’ public notice (at least one day for five successive weeks) of the time and place of such sale by advertisement weekly in some newspaper of general circulation then published in the County or City and County in which the Property is located.

(ii)

Non-Judicial Foreclosure.  Lender may foreclose this Security Instrument insofar as it encumbers the Property, by way of a non-judicial foreclosure by filing with the Trustee a notice and demand in writing as provided by law, whereupon it shall be lawful for the Trustee to foreclose the lien of this Security Instrument, and to sell and dispose of the Property, en masse or in separate parcels as Lender may direct, and all right, title, and interest of the Borrower therein, at public auction at the front door of the Courthouse in the County of Eagle, State of Colorado, or on said premises, or any part thereof, as may be specified in the notice of such sale, for the highest and best price the same will bring in cash, four weeks’ public notice having been previously given of the time and place of such sale, by advertisement, weekly, in some newspaper of general circulation then published in the county aforesaid or by such other notice as may be required by law and to issue, execute, and deliver Trustee’s certificate of purchase, Trustee’s deed, or certificate of redemption all as then may be provided by law; and the Trustee shall, out of the proceeds of such sale, after first paying and retaining all fees, charges, the costs of making said sale and advertising said premises, and attorneys’ fees as herein provided, pay to the Lender the amount of such indebtedness, and all moneys advanced by the Lender for insurance, repairs, appraisals, maintenance, inspection and testing fees, receivers’ and management fees, leasing and sales commissions, advertising costs and expenses, taxes and assessments, environmental audits, environmental studies and reports, environmental tests and remediation costs, surveys, engineering studies and reports, engineering fees and expenses, soils tests, space planning costs and expenses, contractors’ fees, expert witness fees and expenses, copying charges, costs for title searches and examinations, title insurance fees, premiums, and expenses, filing and recording fees, all costs, fees, or expenses incurred by Lender to maintain, preserve, and protect the Property, reasonable legal fees, and any other costs or fees authorized in the Loan Documents, with interest thereon as specified in the Note, rendering the surplus, if any, unto the Borrower, or other person lawfully entitled thereto, which sale and said deed so made shall be a perpetual bar, both in law and equity, against the Borrower and all other persons claiming the premises aforesaid, or any part thereof, by, from, through, or under the Borrower.  The legal holder of the indebtedness may purchase said property or any part thereof; and it shall not be obligatory upon the purchaser at any such sale to see to the application of the purchase money.  Nothing herein dealing with foreclosure procedures or specifying particular actions to be taken by Lender or by Trustee shall be deemed to contradict or add to the requirements and procedures (now or hereafter existing) of Colorado law applicable to this Security Instrument at the time of foreclosure, and any such conflict or inconsistency shall be resolved in favor of Colorado law.  If a release deed is required, the Borrower agrees to pay all the expenses thereof;

(iii)

Expenses of Foreclosure.  All fees, costs and expenses of any kind incurred by Lender in connection with foreclosure of this Security Instrument, including, without limitation, the costs of any appraisals of the Property obtained by Lender, all costs of any receivership for the Property advanced by Lender, and all attorneys’ and consultants’ fees incurred by Lender, appraisers’ fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs and costs (which may be estimates as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examination, title insurance policies and similar data and assurances with respect to title, as Lender may deem necessary either to prosecute such suit or to evidence to bidders at the sales that may be had pursuant to such proceedings the true conditions of the title to or the value of the Property, together with and including a reasonable compensation to sheriff, shall constitute a part of the Obligations and may be included as part of the amount owing from Borrower to Lender at any foreclosure sale.

(iv)

Proceeds of Foreclosure Sale.  The proceeds of any sale under this Section shall be applied first to the fees and expenses of the officer conducting the sale, and then to the reduction or discharge of the Obligations; any surplus remaining shall be paid over to Borrower or to such other person or persons as may be lawfully entitled to such surplus.

(v)

Foreclosure Sale Officer’s Duties.  At the conclusion of any foreclosure sale, the officer conducting the sale shall execute and deliver to the purchaser at the sale a certificate of purchase which shall describe the Property sold to such purchaser and shall state that upon the expiration of the applicable periods for redemption, the holder of such certificate will be entitled to a deed to the Property described in the certificate.  After the expiration of all applicable periods of redemption, unless the Property sold has been redeemed by Borrower, the officer who conducted such sale shall, upon request, execute and deliver an appropriate deed to the holder of the certificate of purchase or the last certificate of redemption, as the case may be.

(vi)

Insurance upon Foreclosure.  In case of an insured loss after judicial foreclosure or Trustee’s sale proceedings have been instituted, the proceeds of any insurance policy or policies, if not applied to rebuilding or restoring the buildings or improvements, shall be used to pay the amount due upon the Obligations.  In the event of judicial foreclosure, Lender is hereby authorized, without the consent of Borrower, to assign any and all insurance policies to the purchaser at the sale, or to take such other steps as Lender may deem advisable to cause the interest of such purchaser to be protected by any of the said insurance policies.

(vii)

No Conflict.  Nothing in this Section 12 dealing with foreclosure procedures or specifying particular actions to be taken by Lender or by sheriff or any similar officer shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Colorado law, and any such inconsistency shall be resolved in favor of Colorado law applicable at the time of foreclosure.

(viii)

Additional Waivers.  To the full extent that the covenants and waivers contained in this Section 12(d)(viii) are permitted by law, but not otherwise, (a) Borrower hereby waives any and all rights under, and covenants and agrees that it will not at any time insist upon or plead or in any manner whatsoever claim or take advantage of, any stay, exemption, moratorium or extension law hereafter in effect or any law now or hereafter in effect providing for the valuation or appraisement of the Property or any part thereof prior to any sale or sales thereof and Borrower will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power or remedy herein or otherwise granted or delegated to Trustee or Lender, but will suffer and permit the execution of every such right, power and remedy as though no such law or laws have been made or enacted; and (b) Borrower hereby waives, and subordinates to the lien of this Security Instrument, any rights that Borrower may have in or to the Property as a homestead exemption under existing law or under any similar law that may hereafter be enacted, such waiver and subordination to be effective in connection with either a trustee’s or foreclosure sale under this Security Instrument or Lender’s redemption of the Property in the case of a trustee’s or foreclosure sale to enforce an encumbrance prior in right to that of this Security Instrument.

(ix)

Waiver of Homestead and Other Exemptions.  To the extent permitted by law, Borrower hereby waives all rights to any homestead or other exemption to which Borrower would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law.

ARTICLE 13

DEED OF TRUST PROVISIONS

13.01

Trustee’s Fees.  Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee’s agents and counsel in connection with the performance by Trustee of Trustee’s duties hereunder and all such reasonable costs, fees and expenses shall be secured by this Security Instrument.

13.02

Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

REMAINDER OF PAGE INTENTIONALLY BLANK

SIGNATURE PAGE TO SECURITY INSTRUMENT

IN WITNESS WHEREOF, Borrower has caused this Security Instrument to be duly executed as of the day and year first above written.

BORROWER:

6565 EAST EVANS AVE LLC, a Colorado limited liability company

By:	/s/ Steve Gutterman
Name: Steve Gutterman
Title: Authorized Signatory

EXHIBIT A

Legal Description